                          Provident Mutual Letterhead

Dear Policyholder:

We are pleased to send you the semi-annual report for one of the fund groups from your variable annuity contract or variable life insurance policy. In additional mailings, you will also be receiving the semi-annual reports for other fund groups in which you have invested. The investments available through your variable contract are managed by some of the best fund management companies in the country.

Your variable insurance product is unique in that it combines the protection and tax advantages of traditional insurance with the growth potential of equity investments. A leader in the variable products marketplace, Provident Mutual Life Insurance Company can trace its roots back more than two centuries, giving us the distinction of serving America's life insurance needs longer than any other company. Our financial strength enables us to continually offer a variety of financial products and services to help you meet your changing needs as you move through the various stages of your life.

We are proud to include you among our policyholders, and we appreciate your business. If you have a question about your policy, or would like more information about our products and services, please contact your local agent or our Customer Service Center at 1-800-688-5177.

Sincerely,

/s/ Robert W. Kloss

Robert W. Kloss
Chairman, President and CEO

--------------------------------------------------------------------------------
To Our Variable Life Policyholders and Variable Annuity Contractholders:
--------------------------------------------------------------------------------

We are pleased to send you the 1999 Semi-Annual Report for the Market Street, Inc., its Growth, Money Market, Bond, Managed, Aggressive Growth, International, Sentinel Growth, Large Cap Growth, Large Cap Value, Small Cap Growth and Small Cap Value Portfolios.

Economic Overview and Investment Perspective

During the first six months of 1999, the U.S. economy continued its robust growth spurred on by consumer spending, low unemployment and relatively tame inflation. The U.S. gross domestic product grew by an annual rate of 4.3% in the first three months of 1999. At the end of June, the unemployment rate stood at 4.2% and inflation as measured by the Consumer Price Index rose at an annual rate of 2%. On June 30, in an effort to curb economic growth, the Federal Reserve increased the federal funds rate by 25bps.

For the first six months of 1999, the U.S. stock market continued its unprecedented climb. The domestic equity market as measured by the Wilshire 5000 Equity Index gained 11.9% and the S&P 500 earned 12.4%. Large cap growth stocks, albeit concentrated in a limited group of companies, continued to outperform during the first quarter. Also in the first quarter, internet-related stocks captured the attention of the media and helped push the Dow to 10,000. However, in the second quarter the tide began to turn. Due to fears of rising interest rates and improved prospects for global growth, investors began pouring money into value and small cap stocks. For the second quarter, value stocks outperformed growth by approximately 700 basis points and small cap stocks as measured by the Russell 2000 advanced 15.6%.

The exuberance in the U.S. stock market did not extend to the U.S. fixed income markets. There, investor fears of a robust economy brought on worries of inflation and further changes in Federal Reserve policy. With the exception of high yield bonds and mortgage backed securities, both government and corporate bonds performed poorly. The Lehman Brothers Aggregate Bond Index posted a total return of - 1.4% for the six months ended June 30. Yields on the 30 year U.S. Treasury bond increased to 5.97% from 5.09% at the beginning of the year.

International equities as measured by the Morgan Stanley Capital International EAFE Index earned 4% led by Japan where the government continues to stimulate the economy with tax cuts. The gains in Japan were offset with losses in Europe where fears of slower economic growth took its toll on the Euro.

Expectations for the remainder of the year call for a somewhat slower economic expansion. Fears of further rate increases by the Federal Reserve persist but only time will tell if there will be more than one rate hike. However, even with another rate hike, the stock market should perform well over the long term as long as earnings remain strong. Bond yields should decline as inflation is kept in check.

Review of Fund Portfolio Performance

As always, it is important to recall in interpreting these results that the advisers of the portfolios of the Market Street Fund do not engage in market timing. That is to say that in all but times of great market turmoil, they endeavor to keep the vast majority of portfolio assets fully invested. Thus, they attempt to add value by security selection utilizing the methods and in the markets specified in the Fund Prospectus. Their performance should be judged according to how well they do relative to market indices measuring the same type of activity.

We appreciate the opportunity to have served you in the past and look forward to serving you during the remainder of 1999 and many years into the future.

/s/ Rosanne Gatta

Rosanne Gatta
President
The Market Street Fund, Inc.

* Past performance is not predictive of future results. Moreover, the relationship between the performance of the Fund Portfolios and the actual increases or decreases in a policy's cash value is not directly proportional due to certain charges deducted from premiums and under the policies which are not reflected in the returns shown. Please see the current prospectus for an explanation of these charges and for illustrations that take such charges into account in calculating cash values.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

1999 Semi-Annual Review
Sentinel Advisors Company

--------------------------------------------------------------------------------

The Market Street Fund Growth Portfolio achieved a total return of 7.9% for the first six months of 1999, compared to 10.9% achieved by the median Lipper Growth & Income fund and the 10.7% average return for the Morningstar Large Value universe.

The Standard & Poor's 500 advanced 12.4% in the six month period. Most of the market action was again in the large capitalization growth stocks that now dominate the S&P 500 index, although as the second quarter got underway the market's advance broadened to include more reasonably valued equities across the market cap spectrum. The Portfolio's absolute performance was reasonably strong in the first half, although broad exposure to sectors prized for their consistent rates of earnings growth, such as consumer staples and healthcare, which were lackluster performers, had a negative impact on relative returns. An underweighting in the technology sector also detracted from the Portfolio's results. During the first half of 1999, the Portfolio added exposure to the basic materials sector, and trimmed financial sector exposure.

Strong performing sectors of the Portfolio included energy, capital goods and consumer cyclicals, where there is broad representation. We also anticipate improved relative returns during the second half of this year for stock holdings in certain industries, such as food processing and pharmaceuticals, which fell out of favor with investors during the first half of 1999. We expect to address the under-representation in the technology sector on an opportunistic basis over the remainder of the year.

We remain cautious with respect to the valuation levels of the broad market, and in an environment of rising interest rates, believe the earnings multiples afforded a number of widely held large capitalization growth stocks may be excessive. The investment strategy of the Portfolio, which is focused on providing competitive risk-adjusted returns with a bias for reasonably valued stocks of fundamentally sound companies, should serve shareholders well both in the near term and over an extended period of time.

Van Harissis, CFA
Daniel J. Manion, CFA
Hilary T. Roper, CFA

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, June 30, 1999
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 96.2%
Aerospace & Defense -- 3.8%
  Goodrich (B.F.) Co. ......................................     155,000     $  6,587,500
  Raytheon Co., Class A.....................................      90,000        6,198,750
                                                                             ------------
                                                                               12,786,250
                                                                             ------------
Automobiles -- 2.2%
  Ford Motor Co. ...........................................     130,000        7,336,875
                                                                             ------------
Banks -- 5.6%
  Bank of America Corp. ....................................      62,238        4,562,823
  Bank of New York Co., Inc. ...............................     163,600        6,002,075
  Chase Manhattan Corp. ....................................      50,000        4,331,250
  First Union Corp. ........................................      80,000        3,760,000
                                                                             ------------
                                                                               18,656,148
                                                                             ------------
Beverages -- 2.0%
  Pepsico, Inc. ............................................     170,000        6,576,875
                                                                             ------------
Broadcasting & Publishing -- 3.7%
  Gannett, Inc. ............................................      90,000        6,423,750
  McGraw-Hill, Inc. ........................................     105,000        5,663,437
  Time Warner, Inc. ........................................       5,000          367,500
                                                                             ------------
                                                                               12,454,687
                                                                             ------------
Building & Building Supplies -- 1.3%
  Sherwin Williams Co. .....................................     153,000        4,245,750
                                                                             ------------
Business & Consumer Services -- 5.2%
  Automatic Data Processing, Inc. ..........................     115,000        5,060,000
  Electronic Data Systems Corp. ............................      65,000        3,676,562
  Omnicom Group, Inc. ......................................     105,000        8,400,000
                                                                             ------------
                                                                               17,136,562
                                                                             ------------
Chemicals & Allied Products -- 1.4%
  Du Pont (E.I.) de Nemours & Co. ..........................      70,000        4,781,875
                                                                             ------------
Communications -- 5.8%
  Ameritech Corp. ..........................................      20,000        1,470,000
  AT&T Corp. ...............................................     112,500        6,278,906
  Comcast Corp., Class A....................................      15,000          537,187
  Comcast Corp., Special Class A Non-Voting.................      45,000        1,729,687
  *General Instrument Corp. ................................      20,500          871,250
  GTE Corp. ................................................     110,000        8,332,500
                                                                             ------------
                                                                               19,219,530
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Computers -- 4.1%
  Compaq Computer Corp. ....................................     133,500     $  3,162,281
  International Business Machines Corp. ....................      80,000       10,340,000
                                                                             ------------
                                                                               13,502,281
                                                                             ------------
Consumer Products -- 4.4%
  Fortune Brands, Inc. .....................................     154,000        6,371,750
  Kimberly-Clark Corp. .....................................     144,000        8,208,000
                                                                             ------------
                                                                               14,579,750
                                                                             ------------
Containers -- 0.8%
  Bemis Co., Inc. ..........................................      68,800        2,734,800
                                                                             ------------
Drugs & Health Care -- 9.7%
  Abbott Laboratories.......................................     124,000        5,642,000
  American Home Products Corp. .............................     137,500        7,906,250
  Becton, Dickinson & Co. ..................................      92,000        2,760,000
  *HCR Manor Care, Inc. ....................................      90,000        2,176,875
  Johnson & Johnson.........................................      78,000        7,644,000
  Pfizer, Inc. .............................................      35,400        3,885,150
  Schering Plough Corp. ....................................      44,000        2,332,000
                                                                             ------------
                                                                               32,346,275
                                                                             ------------
Electrical Equipment -- 2.9%
  Emerson Electric Co. .....................................      93,000        5,847,375
  General Electric Co. .....................................      35,000        3,955,000
                                                                             ------------
                                                                                9,802,375
                                                                             ------------
Energy -- 6.0%
  Chevron Corp. ............................................      43,500        4,140,656
  Exxon Corp. ..............................................      37,500        2,892,188
  FPL Group, Inc. ..........................................      45,000        2,458,125
  Mobil Corp. ..............................................      64,000        6,336,000
  Pacificorp................................................      38,800          712,950
  Royal Dutch Petroleum Co. ................................      58,500        3,524,625
                                                                             ------------
                                                                               20,064,544
                                                                             ------------
Entertainment -- 0.5%
  Walt Disney Co. ..........................................      57,000        1,756,313
                                                                             ------------
Finance -- 6.1%
  American Express Co. .....................................      55,000        7,156,875
  Associates First Capital Corp., Class A...................      70,000        3,101,875
  Citigroup, Inc. ..........................................     127,500        6,056,250
  Fannie Mae................................................      56,400        3,856,350
                                                                             ------------
                                                                               20,171,350
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Food & Food Distributors -- 4.3%
  Bestfoods, Inc. ..........................................      70,000     $  3,465,000
  Hershey Foods Corp. ......................................      64,800        3,847,500
  McCormick & Co., Inc. ....................................     109,200        3,446,625
  Sara Lee Corp. ...........................................     160,000        3,630,000
                                                                             ------------
                                                                               14,389,125
                                                                             ------------
Industrial Diversified -- 2.3%
  Parker-Hannifin Corp. ....................................     139,800        6,395,850
  Praxair, Inc. ............................................      25,000        1,223,438
                                                                             ------------
                                                                                7,619,288
                                                                             ------------
Insurance -- 6.5%
  Allstate Corp. ...........................................     115,000        4,125,625
  American General Corp. ...................................      90,000        6,783,750
  American International Group, Inc. .......................      46,500        5,443,406
  Jefferson-Pilot Corp. ....................................      73,000        4,831,688
                                                                             ------------
                                                                               21,184,469
                                                                             ------------
Lodging -- 2.0%
  Marriott International, Inc., Class A.....................     175,000        6,540,625
                                                                             ------------
Oil Field Equipment & Services -- 2.4%
  Halliburton Co. ..........................................      97,500        4,411,875
  Schlumberger Ltd. ........................................      55,000        3,502,813
                                                                             ------------
                                                                                7,914,688
                                                                             ------------
Paper & Forest Products -- 0.7%
  International Paper Co. ..................................      48,000        2,424,000
                                                                             ------------
Railroads -- 1.7%
  Union Pacific Corp., Series A.............................      97,500        5,685,469
                                                                             ------------
Real Estate -- 1.3%
  Weyerhaeuser Co. .........................................      62,500        4,296,875
                                                                             ------------
Retail Merchandising -- 3.7%
  *Costco Companies, Inc. ..................................      72,000        5,764,500
  Dayton Hudson Corp. ......................................      39,900        2,593,500
  May Department Stores Co. ................................      94,500        3,862,688
                                                                             ------------
                                                                               12,220,688
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

                                                                 MATURITY       SHARES
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE         OR PAR         VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Semiconductors -- 0.8%
  Intel Corp. ..............................................                      45,000    $  2,677,500
                                                                                            ------------
Tobacco -- 0.8%
  Philip Morris Cos., Inc. .................................                      70,000       2,813,125
                                                                                            ------------
Utilities -- 4.3%
  Duke Power Co. ...........................................                      53,000       2,881,875
  Enron Corp. ..............................................                     100,000       8,175,000
  Florida Progress Corp. ...................................                      76,000       3,139,750
                                                                                            ------------
                                                                                              14,196,625
                                                                                            ------------
    TOTAL COMMON STOCK (COST $241,584,296)..................                                 320,114,717
                                                                                            ------------
COMMERCIAL PAPER -- 4.2%
  Commercial Credit Corp., 4.95%............................    07/02/1999    $6,000,000       5,999,175
  Prudential Funding Corp., 5.11%...........................    07/07/1999     8,000,000       7,993,187
                                                                                            ------------
    TOTAL COMMERCIAL PAPER (COST $13,992,362)...............                                  13,992,362
                                                                                            ------------
SHORT TERM INVESTMENTS -- 0.0%
  Temporary Investment Fund, Inc. -- TempCash...............                      97,771          97,771
                                                                                            ------------
    TOTAL SHORT TERM INVESTMENTS (COST $97,771).............                                      97,771
                                                                                            ------------
    TOTAL INVESTMENTS -- 100.5% (COST $255,674,429).........                                 334,204,850
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5)%.............                                  (1,609,102)
                                                                                            ------------
NET ASSETS -- 100.0%
  (Equivalent to $19.84 per share based on 16,764,024 shares
    of capital stock outstanding)...........................                                $332,595,748
                                                                                            ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($332,595,748/16,764,024 shares outstanding)..............                                $      19.84
                                                                                            ============

*Non-income producing
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Money Market Portfolio

Statement of Net Assets, June 30, 1999
(Unaudited)

--------------------------------------------------------------------------------

                                                                 MATURITY
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE          PAR           VALUE
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 100.8%
Agricultural Services -- 6.8%
  Deere (John) Capital Corp., 5.00%.........................    07/29/1999    $1,800,000    $  1,793,000
  Monsanto Co., 4.87%.......................................    08/23/1999     5,000,000       4,964,151
                                                                                            ------------
                                                                                               6,757,151
                                                                                            ------------
Automobiles -- 11.2%
  DaimlerChrysler North America Holding Corp., 4.85%........    07/28/1999     2,200,000       2,191,998
  Ford Motor Credit Co., 4.80%..............................    07/08/1999     4,500,000       4,495,800
  General Motors Acceptance Corp., 5.12%....................    08/11/1999     4,500,000       4,473,760
                                                                                            ------------
                                                                                              11,161,558
                                                                                            ------------
Banking -- 14.1%
  Morgan (J.P.) & Co., Inc., 5.20%..........................    07/22/1999     5,000,000       4,984,833
  National City Credit Corp., 5.18%.........................    08/13/1999     4,900,000       4,869,683
  Northern Trust Co. (Chicago), 5.13%.......................    08/10/1999     4,200,000       4,176,060
                                                                                            ------------
                                                                                              14,030,576
                                                                                            ------------
Brokerage -- 7.7%
  Merrill Lynch & Co., Inc., 4.78%..........................    07/07/1999     3,700,000       3,697,052
  Salomon Smith Barney Holdings, Inc., 4.81%................    07/23/1999     4,000,000       3,988,242
                                                                                            ------------
                                                                                               7,685,294
                                                                                            ------------
Communications -- 3.0%
  Bell Atlantic Network Funding, 4.96%......................    07/20/1999     3,000,000       2,992,147
                                                                                            ------------
Finance -- 40.5%
  American Express Credit Corp., 5.06%......................    07/21/1999     5,000,000       4,985,944
  Associates Corp. of North America, 4.80%..................    07/16/1999     4,000,000       3,992,000
  C.I.T. Group Holdings, Inc., 5.00%........................    08/02/1999     4,500,000       4,480,000
  Caterpillar Financial Services, 4.80%.....................    07/19/1999     4,000,000       3,990,400
  Commercial Credit Corp., 4.95%............................    07/02/1999     4,500,000       4,499,381
  Household Finance Corp., 5.02%............................    08/16/1999     5,000,000       4,967,928
  IBM Credit Corp., 4.98%...................................    07/20/1999     2,000,000       1,994,743
  Met Life Funding Corp., 4.87%.............................    07/14/1999     4,000,000       3,992,966
  Norwest Financial, Inc., 4.79%............................    07/09/1999     4,000,000       3,995,742
  Transamerica Financial Corp., 4.85%.......................    07/22/1999     3,500,000       3,490,098
                                                                                            ------------
                                                                                              40,389,202
                                                                                            ------------
Industrial -- 4.5%
  Avnet, Inc., 4.90%........................................    07/27/1999     4,500,000       4,484,075
                                                                                            ------------
Leasing -- 4.0%
  International Lease Financial Corp., 4.78%................    07/06/1999     4,000,000       3,997,345
                                                                                            ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Money Market Portfolio

Statement of Net Assets, June 30, 1999 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

                                                                 MATURITY
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE          PAR           VALUE
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Utilities -- 9.0%
  General Electric Capital Corp., 4.81%.....................    07/30/1999    $2,850,000    $  2,838,957
  General Electric Capital Corp., 5.02%.....................    07/30/1999     1,300,000       1,294,743
  Virginia Electric, 4.80%..................................    07/13/1999     4,800,000       4,792,320
                                                                                            ------------
                                                                                               8,926,020
                                                                                            ------------
    TOTAL COMMERCIAL PAPER (COST $100,423,368)..............                                 100,423,368
                                                                                            ------------
    TOTAL INVESTMENTS -- 100.8% (COST $100,423,368).........                                 100,423,368
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.8%).............                                    (774,010)
                                                                                            ------------
NET ASSETS -- 100.0%
  (Equivalent to $1.00 per share based on 99,649,459 shares
    of capital stock outstanding)...........................                                $ 99,649,358
                                                                                            ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($99,649,358/99,649,459 shares outstanding)...............                                $       1.00
                                                                                            ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

1999 Semi-Annual Review
Sentinel Advisors Company

--------------------------------------------------------------------------------

The Market Street Fund Bond Portfolio returned -3.7% versus a -1.4% return for the Lehman Aggregate Bond Index and a -2.3% return for the Lehman Corporate Bond Index.

To say the least, it has been an extremely difficult year, thus far, for the bond market as interest rates have risen steadily all year. The 50-basis point jump experienced in the first quarter of 1999, was followed by an additional 50-basis point increase during the second quarter, making the year-to-date increase a whopping 100 basis points.

U.S. economic growth has remained surprisingly resilient with first quarter real GDP growth at 4.3% and projections for the second quarter look to be about 3%, well above the Federal Reserve's noninflationary target of 2.0 - 2.5%. However, more damaging to the bond market was the change in inflation expectations following the release of the April Consumer Price Index (CPI) which increased 0.7%. This put the year-over-year increase in the CPI to 2.3% in April, up sharply from the 1.7% level in March. In addition, continued tight labor markets prompted the Federal Reserve to take preemptive action, tightening monetary policy 25 basis points on June 30th, the first tightening move in over two years.

Against this backdrop, the yield on the 2-year U.S. Treasury Note rose 99 basis points during the first half of the year to 5.52%, while the yield on the 30-year U.S. Treasury Bond jumped to 5.97%, an increase of 88 basis points. The U.S. Treasury yield curve flattened 12 basis points to a current slope of +45 basis points, as measured by the 2-year Note to 30-year Bond spread. It is interesting to note that the worst performing sectors of the fixed-income market in 1998; high-yield and mortgage-backed securities; have been the best performing sectors in 1999, thus far.

In the first half of the year, the effective duration of the Portfolio was reduced from 6.7 years to 6.4 years. This was accomplished by swapping intermediate U.S. Treasuries in favor of higher yielding mortgage-backed securities. The Fund's relative underperformance was a direct result of its longer duration.

Going forward, we are still constructive on the prospects for lower U.S. interest rates. We believe that the April CPI statistic was an aberration and not the beginning of a secular trend. In addition, we do not believe the Federal Reserve will embark on a series of tightening moves like 1994, even though one more move is clearly possible before the end of the year. The Fed is still unclear as to what impact the Y2K situation will have on the global economy, if any, and will be hesitant to be a catalyst for a recession. We think that U.S. economic growth will slow to a more sustainable level in the third and fourth quarters of 1999 and that increasing productivity in the U.S. labor markets will keep inflation dormant.

William C. Kane, CFA

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, June 30, 1999
(Unaudited)

--------------------------------------------------------------------------------

                                                                MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE          PAR           VALUE
------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS -- 13.7%
  U.S. Treasury Bonds, 7.25%................................    05/15/2016   $1,000,000    $ 1,099,307
  U.S. Treasury Bonds, 6.00%................................    02/15/2026    2,500,000      2,436,614
  U.S. Treasury Bonds, 5.25%................................    02/15/2029    1,500,000      1,345,889
                                                                                           -----------
    TOTAL U.S. TREASURY BONDS (COST $5,234,079).............                                 4,881,810
                                                                                           -----------
U.S. TREASURY NOTES -- 22.0%
  U.S. Treasury Notes, 5.25%................................    05/15/2004    2,000,000      1,966,606
  U.S. Treasury Notes, 7.00%................................    07/15/2006      250,000        264,751
  U.S. Treasury Notes, 4.75%................................    11/15/2008    4,500,000      4,128,359
  U.S. Treasury Notes, 5.50%................................    05/15/2009    1,500,000      1,467,681
                                                                                           -----------
    TOTAL U.S. TREASURY NOTES (COST $8,063,576).............                                 7,827,397
                                                                                           -----------
AGENCY OBLIGATIONS -- 17.4%
  Federal Home Loan Mortgage Corp., 8.00%...................    11/01/2008      274,338        284,197
  Federal Home Loan Mortgage Corp., 8.00%...................    08/01/2010      996,262      1,026,150
  Federal Home Loan Mortgage Corp., 8.00%...................    03/01/2017       18,996         19,679
  Federal National Mortgage Association, 10.5%..............    11/01/2017      502,811        540,679
  Federal National Mortgage Association, 8.50%..............    09/01/2026      954,440        995,899
  Federal National Mortgage Association, 6.00%..............    04/01/2028    1,073,447      1,008,370
  Federal National Mortgage Association, 8.50%..............    04/01/2028      982,715      1,025,402
  Federal National Mortgage Association, 7.00%..............    09/01/2028      964,017        953,172
  Federal National Mortgage Association, 7.00%..............    11/01/2028      316,255        312,697
                                                                                           -----------
    TOTAL AGENCY OBLIGATIONS (COST $6,232,377)..............                                 6,166,245
                                                                                           -----------
CORPORATE BONDS -- 40.2%
Automobiles -- 2.4%
  Ford Motor Co., 6.375%....................................    02/01/2029    1,000,000        870,000
                                                                                           -----------
Automotive & Equipment -- 0.7%
  Lear Corp., 7.96%.........................................    05/15/2005      250,000        241,875
                                                                                           -----------
Chemicals & Allied Products -- 0.7%
  Rohm and Haas Co., 7.40%..................................    07/15/2009      250,000        249,940
                                                                                           -----------
Communications -- 6.8%
  AT&T Corp., 6.50%.........................................    03/15/2029    1,000,000        902,500
  Comsat Corp. Medium Term Note, 8.05%......................    12/13/2006      500,000        537,549
  Worldcom, Inc., 6.40%.....................................    08/15/2005    1,000,000        976,250
                                                                                           -----------
                                                                                             2,416,299
                                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE          PAR           VALUE
------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Finance -- 9.2%
  Ahold Finance USA, Inc., 6.25%............................    05/01/2009   $  500,000    $   471,875
  Countrywide Home Loan, 6.85%..............................    06/15/2004    1,000,000        988,750
  ERAC USA Finance Co., 6.625%..............................    05/15/2006      750,000        721,875
  First Union Corp., 6.824%.................................    08/01/2006      600,000        603,000
  Socgen Real Estate L.L.C., 7.64%..........................    12/29/2049      500,000        469,375
                                                                                           -----------
                                                                                             3,254,875
                                                                                           -----------
Foreign Financial Institutions -- 1.3%
  Banque Nationale de Paris, 7.738%.........................    12/31/2049      500,000        479,375
                                                                                           -----------
Industrial -- 5.6%
  CMS Energy, 6.75%.........................................    01/15/2004      250,000        237,812
  IMC Global, Inc., 7.40%...................................    11/01/2002      500,000        504,375
  Nabors Industrial, 6.80%..................................    04/15/2004      500,000        493,750
  Owens Corning, 7.50%......................................    05/01/2005      750,000        742,500
                                                                                           -----------
                                                                                             1,978,437
                                                                                           -----------
Oil -- 1.4%
  Union Pacific Resources Group, 7.30%......................    04/15/2009      500,000        482,500
                                                                                           -----------
Tobacco -- 1.0%
  Dimon, Inc. Senior Notes, 8.875%..........................    06/01/2006      400,000        365,500
                                                                                           -----------
Transportation -- 1.6%
  Laidlaw, Inc., 7.65%......................................    05/15/2006      600,000        585,000
                                                                                           -----------
Utilities -- 9.5%
  Calenergy Co., Inc. Senior Notes, 7.52%...................    09/15/2008      750,000        752,813
  Cleveland Electric Toledo Edison, 7.67%...................    07/01/2004      250,000        254,688
  Israel Electric Corp. Ltd., 7.75%.........................    03/01/2009      500,000        493,125
  Sprint Capital Corp., 6.875%..............................    11/15/2028    1,000,000        913,750
  US West Capital Funding, 6.25%............................    07/15/2005    1,000,000        950,000
                                                                                           -----------
                                                                                             3,364,376
                                                                                           -----------
    TOTAL CORPORATE BONDS (COST $14,835,825)................                                14,288,177
                                                                                           -----------
COMMERCIAL PAPER -- 13.7%
  American Express Credit Corp., 5.25%......................    07/06/1999    1,500,000      1,498,906
  CIT Group, Inc., 4.84%....................................    08/17/1999    1,400,000      1,391,006
  FMC Discount Note, 4.79%..................................    08/02/1999    2,000,000      1,991,343
                                                                                           -----------
    TOTAL COMMERCIAL PAPER (COST $4,881,544)................                                 4,881,255
                                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, June 30, 1999 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                                        SHARES         VALUE
------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 0.9%
  Temporary Investment Fund, Inc. -- TempCash...............                    309,089    $   309,089
                                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $309,089)............                                   309,089
                                                                                           -----------
    TOTAL INVESTMENTS -- 107.9% (COST $39,556,490)..........                                38,353,973
LIABILITIES IN EXCESS OF OTHER ASSETS -- (7.9%).............                                (2,814,838)
                                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $10.54 per share based on 3,373,095 shares
    of capital stock outstanding)...........................                               $35,539,135
                                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($35,539,135/3,373,095 shares outstanding)................                               $     10.54
                                                                                           ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

1999 Semi-Annual Review
Sentinel Advisors Company

--------------------------------------------------------------------------------

The Market Street Fund Managed Portfolio achieved a total return of 3.8% for the first half of 1999, compared to 5.3% for the median Lipper Balanced fund.

The Standard & Poor's 500 returned 12.4% during the first half, handily outperforming the -1.4% return of the Lehman Aggregate Bond Index. The stock market's strength during the period was initially focused in the very largest market capitalization growth stocks that dominate the S&P 500, but broadened to include more reasonably valued stocks of all market cap segments. At the end of June, the asset allocation of the Market Street Managed Portfolio was 61% common stocks, 35% fixed income and 4% cash. This is little changed from the 61% common stocks, 37% fixed income and 2% cash positions as of the end of 1998.

First half performance was helped by a number of holdings in the energy, capital goods and consumer cyclical areas, sectors where the Portfolio has broad representation. Returns were negatively impacted by meaningful weights in sectors with consistent rates of earnings growth, such as consumer staples and healthcare, which were lackluster performers. During the first half of 1999, the Portfolio trimmed its financial sector exposure and increased its holdings of basic materials stocks, and we expect to opportunistically build the technology sector over the balance of 1999.

To say the least, it has been an extremely difficult year for bonds as interest rates have risen over 100 basis points. U.S. economic growth has remained surprisingly strong with first quarter real GDP growth of 4.3% and projections for second quarter growth look to be about 3%. However, more damaging to the bond market was the change of inflation expectations following the release of the April Consumer Price Index (CPI) which increased 0.7%. This put the year-over-year increase in the CPI at 2.3% in April, up sharply from the 1.7% level in March. In addition, continued tight labor markets prompted the Federal Reserve to take preemptive action, tightening monetary policy 25 basis points on June 30; the first tightening move in over two years. The duration of the bond component of the Portfolio now stands at 6.0 years.

While we are reasonably optimistic about the continued strength of the domestic economy and the outlook for corporate profits, we remain cautious with respect to the valuation levels of many large capitalization growth stocks that have come to dominate the returns of market indices like the S&P 500. We believe that a disciplined value-oriented investment strategy is most appropriate for the Portfolio in the current stock market environment. As for bonds, our primary focus is on income, emphasizing mortgage-backed securities. As always, we believe that a conservative balanced approach that emphasizes investment quality, valuation and income should serve our policyholders well in both strong markets and more turbulent ones.

David M. Brownlee, CFA
Van Harissis, CFA
Daniel J. Manion, CFA

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, June 30, 1999
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
------------------------------------------------------------------------------------------
COMMON STOCK -- 60.7%
Aerospace & Defense -- 2.2%
  Goodrich (B.F.) Co. ......................................        20,400    $    867,000
  Raytheon Co., Class A.....................................        12,500         860,937
                                                                              ------------
                                                                                 1,727,937
                                                                              ------------
Automobiles -- 1.2%
  Ford Motor Co. ...........................................        16,000         903,000
                                                                              ------------
Banks -- 3.3%
  Bank of America Corp. ....................................         9,052         663,625
  Bank of New York Co., Inc. ...............................        20,900         766,769
  Chase Manhattan Corp. ....................................         7,500         649,687
  First Union Corp. ........................................         9,900         465,300
                                                                              ------------
                                                                                 2,545,381
                                                                              ------------
Beverages -- 1.6%
  Pepsico, Inc. ............................................        32,000       1,238,000
                                                                              ------------
Broadcasting & Publishing -- 3.1%
  Gannett, Inc. ............................................        14,000         999,250
  McGraw-Hill, Inc. ........................................        22,800       1,229,775
  Time Warner, Inc. ........................................         1,000          73,500
                                                                              ------------
                                                                                 2,302,525
                                                                              ------------
Building & Building Supplies -- 0.9%
  Sherwin Williams Co. .....................................        25,000         693,750
                                                                              ------------
Business & Consumer Services -- 2.9%
  Automatic Data Processing, Inc. ..........................        14,200         624,800
  Electronic Data Systems Corp. ............................         9,000         509,062
  Omnicom Group, Inc. ......................................        13,500       1,080,000
                                                                              ------------
                                                                                 2,213,862
                                                                              ------------
Chemicals & Allied Products -- 1.1%
  Du Pont (E.I.) de Nemours & Co. ..........................        12,000         819,750
                                                                              ------------
Communications -- 3.6%
  Ameritech Corp. ..........................................         2,800         205,800
  AT&T Corp. ...............................................        15,750         879,047
  Comcast Corp., Class A....................................         3,000         107,437
  Comcast Corp., Special Class A Non-Voting.................         9,000         345,937
  *General Instrument Corp. ................................         2,900         123,250
  GTE Corp. ................................................        15,000       1,136,250
                                                                              ------------
                                                                                 2,797,721
                                                                              ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Computers -- 2.4%
  Compaq Computer Corp. ....................................        17,800    $    421,637
  International Business Machines Corp. ....................        11,000       1,421,750
                                                                              ------------
                                                                                 1,843,387
                                                                              ------------
Consumer Products -- 2.6%
  Fortune Brands, Inc. .....................................        20,000         827,500
  Kimberly-Clark Corp. .....................................        20,000       1,140,000
                                                                              ------------
                                                                                 1,967,500
                                                                              ------------
Containers -- 0.8%
  Bemis Co., Inc. ..........................................        15,000         596,250
                                                                              ------------
Drugs & Health Care -- 6.1%
  Abbott Laboratories.......................................        18,000         819,000
  American Home Products Corp. .............................        18,000       1,035,000
  Becton, Dickinson & Co. ..................................        15,000         450,000
  *HCR Manor Care, Inc. ....................................        15,000         362,812
  Johnson & Johnson.........................................        10,000         980,000
  Pfizer, Inc. .............................................         4,300         471,925
  Schering Plough Corp. ....................................        11,000         583,000
                                                                              ------------
                                                                                 4,701,737
                                                                              ------------
Electrical Equipment -- 1.8%
  Emerson Electric Co. .....................................        13,000         817,375
  General Electric Co. .....................................         4,700         531,100
                                                                              ------------
                                                                                 1,348,475
                                                                              ------------
Energy -- 3.3%
  Chevron Corp. ............................................         5,100         485,456
  Exxon Corp. ..............................................         4,900         377,912
  FPL Group, Inc. ..........................................         5,800         316,825
  Mobil Corp. ..............................................         9,000         891,000
  Royal Dutch Petroleum Co. ................................         8,000         482,000
                                                                              ------------
                                                                                 2,553,193
                                                                              ------------
Entertainment -- 0.3%
  *Walt Disney Co. .........................................         8,000         246,500
                                                                              ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Finance -- 3.2%
  American Express Co. .....................................         6,700    $    871,837
  Associates First Capital Corp., Class A...................         7,548         334,471
  Citigroup, Inc. ..........................................        15,000         712,500
  Fannie Mae................................................         8,200         560,675
                                                                              ------------
                                                                                 2,479,483
                                                                              ------------
Food & Food Distributors -- 2.9%
  Bestfoods, Inc. ..........................................        10,000         495,000
  Hershey Foods Corp. ......................................         9,000         534,375
  McCormick & Co., Inc. ....................................        25,100         792,219
  Sara Lee Corp. ...........................................        17,000         385,687
                                                                              ------------
                                                                                 2,207,281
                                                                              ------------
Industrial Diversified -- 1.7%
  Parker-Hannifin Corp. ....................................        17,700         809,775
  Praxair, Inc. ............................................        10,000         489,375
                                                                              ------------
                                                                                 1,299,150
                                                                              ------------
Insurance -- 3.6%
  Allstate Corp. ...........................................        15,000         538,125
  American General Corp. ...................................        11,200         844,200
  American International Group, Inc. .......................         6,050         708,228
  Jefferson-Pilot Corp. ....................................        10,050         665,184
                                                                              ------------
                                                                                 2,755,737
                                                                              ------------
Lodging -- 1.2%
  Marriott International, Inc., Class A.....................        25,000         934,375
                                                                              ------------
Oil Field Equipment & Services -- 1.5%
  Halliburton Co. ..........................................        15,000         678,750
  Schlumberger Ltd. ........................................         8,000         509,500
                                                                              ------------
                                                                                 1,188,250
                                                                              ------------
Paper & Forest Products -- 0.5%
  International Paper Co. ..................................         7,000         353,500
                                                                              ------------
Railroads -- 1.1%
  Union Pacific Corp., Series A.............................        15,000         874,688
                                                                              ------------
Real Estate -- 1.1%
  Weyerhaeuser Co. .........................................        12,500         859,375
                                                                              ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                 MATURITY       SHARES
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE         OR PAR         VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Retail Merchandising -- 2.6%
  *Costco Companies, Inc. ..................................                      10,000    $   800,625
  Dayton Hudson Corp. ......................................                      10,000        650,000
  May Department Stores Co. ................................                      14,250        582,469
                                                                                            -----------
                                                                                              2,033,094
                                                                                            -----------
Semiconductors -- 0.8%
  Intel Corp. ..............................................                      10,000        595,000
                                                                                            -----------
Tobacco -- 0.4%
  Philip Morris Cos., Inc. .................................                       8,500        341,594
                                                                                            -----------
Utilities -- 2.9%
  Duke Power Co. ...........................................                      10,000        543,750
  Enron Corp. ..............................................                      16,500      1,348,875
  Florida Progress Corp. ...................................                       8,700        359,419
                                                                                            -----------
                                                                                              2,252,044
                                                                                            -----------
    TOTAL COMMON STOCK (COST $32,074,863)...................                                 46,672,539
                                                                                            -----------
U.S. TREASURY NOTES -- 4.8%
  U.S. Treasury Notes, 5.50%................................    05/15/2009    $3,750,000      3,669,202
                                                                                            -----------
    TOTAL U.S. TREASURY NOTES (COST $3,608,438).............                                  3,669,202
                                                                                            -----------
U.S. TREASURY BONDS -- 5.5%
  U.S. Treasury Bonds, 7.25%................................    05/15/2016     1,000,000      1,099,307
  U.S. Treasury Bonds, 5.25%................................    02/15/2029     3,500,000      3,140,409
                                                                                            -----------
    TOTAL U.S. TREASURY BONDS (COST $4,222,958).............                                  4,239,716
                                                                                            -----------
AGENCY OBLIGATIONS -- 14.0%
  Federal Home Loan Mortgage Corp., 9.00%...................    08/01/2004       719,081        744,698
  Federal Home Loan Mortgage Corp., 9.00%...................    12/01/2004       627,836        650,203
  Federal Home Loan Mortgage Corp., 9.50%...................    03/01/2006       118,986        124,675
  Federal Home Loan Mortgage Corp., 8.00%...................    11/01/2008       274,338        284,197
  Federal Home Loan Mortgage Corp., 8.00%...................    06/01/2010       925,678        953,448
  Federal National Mortgage Association, 7.00%..............    03/01/2008       263,472        264,378
  Federal National Mortgage Association, 7.75%..............    03/01/2008       147,891        150,526
  Federal National Mortgage Association, 7.75%..............    05/01/2008        94,607         96,292
  Federal National Mortgage Association, 8.00%..............    12/01/2009     1,396,009      1,437,890
  Federal National Mortgage Association, 10.50%.............    03/01/2018       455,505        489,810
  Federal National Mortgage Association, 8.50%..............    09/01/2026       954,440        995,899
  Federal National Mortgage Association, 8.50%..............    10/01/2026     1,197,616      1,249,637
  Federal National Mortgage Association, 8.00%..............    10/01/2027       734,425        753,015
  Federal National Mortgage Association, 8.00%..............    01/01/2028       937,149        960,871
  Federal National Mortgage Association, 7.50%..............    05/01/2028       505,997        511,215

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                 MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE          PAR           VALUE
-------------------------------------------------------------------------------------------------------
AGENCY OBLIGATIONS (CONTINUED)
  Government National Mortgage Association, 8.00%...........    03/15/2007    $  197,582    $   204,806
  Government National Mortgage Association, 8.00%...........    08/15/2008       341,795        354,292
  Government National Mortgage Association, 6.50%...........    01/15/2026       548,216        527,658
                                                                                            -----------
    TOTAL AGENCY OBLIGATIONS (COST $10,795,534).............                                 10,753,510
                                                                                            -----------
CORPORATE BONDS -- 11.3%
Automobiles -- 0.6%
  Ford Motor Co., 6.375%....................................    02/01/2029       500,000        435,000
                                                                                            -----------
Automotive & Equipment -- 0.9%
  Lear Corp., 7.96%.........................................    05/15/2005       250,000        241,875
  TRW, Inc., 7.125%.........................................    06/01/2009       500,000        488,125
                                                                                            -----------
                                                                                                730,000
                                                                                            -----------
Communications -- 1.9%
  AT&T Corp., 6.50%.........................................    03/15/2029       500,000        451,250
  Comsat Corp. Medium Term Note, 8.05%......................    12/13/2006       500,000        537,549
  Worldcom, Inc., 6.40%.....................................    08/15/2005       500,000        488,125
                                                                                            -----------
                                                                                              1,476,924
                                                                                            -----------
Finance -- 1.4%
  ERAC USA Finance Co., 6.625%..............................    05/15/2006       500,000        481,250
  First Union Corp., 6.824%.................................    08/01/2006       600,000        603,000
                                                                                            -----------
                                                                                              1,084,250
                                                                                            -----------
Food & Food Distributors -- 0.6%
  Archer Daniels Midland, 6.625%............................    05/01/2029       500,000        458,750
                                                                                            -----------
Foreign Financial Institutions -- 0.3%
  Banque Nationale de Paris, 7.738%.........................    12/31/2049       250,000        239,688
                                                                                            -----------
Industrial -- 2.3%
  CMS Energy, 6.75%.........................................    01/15/2004       250,000        237,813
  IMC Global, Inc., 7.40%...................................    11/01/2002       500,000        504,375
  Nabors Industrial, 6.80%..................................    04/15/2004       500,000        493,750
  Owens Corning, 7.50%......................................    05/01/2005       500,000        495,000
                                                                                            -----------
                                                                                              1,730,938
                                                                                            -----------
Oil -- 0.6%
  Union Pacific Resources Group, 7.30%......................    04/15/2009       500,000        482,500
                                                                                            -----------
Tobacco -- 0.5%
  Dimon, Inc. Senior Notes, 8.875%..........................    06/01/2006       400,000        365,500
                                                                                            -----------
Transportation -- 0.6%
  Laidlaw, Inc., 7.65%......................................    05/15/2006       500,000        487,500
                                                                                            -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, June 30, 1999 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

                                                                 MATURITY       SHARES
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE         OR PAR         VALUE
-------------------------------------------------------------------------------------------------------
Utilities -- 1.6%
  Cleveland Electric Toledo Edison, 7.67%...................    07/01/2004    $  250,000    $   254,688
  Israel Electric Corp. Ltd., 7.75%.........................    03/01/2009       500,000        493,125
  Sprint Capital Corp., 6.875%..............................    11/15/2028       500,000        456,875
                                                                                            -----------
                                                                                              1,204,688
                                                                                            -----------
    TOTAL CORPORATE BONDS (COST $8,973,454).................                                  8,695,738
                                                                                            -----------
COMMERCIAL PAPER -- 11.8%
  Commercial Credit Corp., 5.05%............................    07/02/1999     3,100,000      3,099,565
  Merrill Lynch & Co., Inc., 4.81%..........................    07/23/1999     2,500,000      2,492,533
  Prudential Funding Corp., 5.25%...........................    07/06/1999     3,500,000      3,497,448
                                                                                            -----------
    TOTAL COMMERCIAL PAPER (COST $9,089,664)................                                  9,089,546
                                                                                            -----------
SHORT TERM INVESTMENTS -- 0.4%
  Temporary Investment Fund, Inc. -- TempCash...............                     320,601        320,601
                                                                                            -----------
    TOTAL SHORT TERM INVESTMENTS (COST $320,601)............                                    320,601
                                                                                            -----------
    TOTAL INVESTMENTS -- 108.5% (COST $69,085,512)..........                                 83,440,852
LIABILITIES IN EXCESS OF OTHER ASSETS -- (8.5%).............                                 (6,511,339)
                                                                                            -----------
NET ASSETS -- 100.0%
  (Equivalent to $17.30 per share based on 4,446,346 shares
    of capital stock outstanding)...........................                                $76,929,513
                                                                                            ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($76,929,513/4,446,346 shares outstanding)................                                $     17.30
                                                                                            ===========

*Non-Income producing
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

1999 Semi-Annual Report
Sentinel Advisors Company

--------------------------------------------------------------------------------

The Market Street Fund Aggressive Growth Portfolio achieved a total return of 8.6% for the first six months of 1999. The median return for the Lipper Small-Cap fund universe was 6.7% and the average return for the Morningstar Small-Cap Blend universe was 9.0%.

The Russell 2000 stock index, a good proxy for small-cap stocks, returned 9.2% for the first half of 1999 while the S&P 600 Small Cap Index was up 5.0%. The Market Street Fund Aggressive Growth Portfolio's weaker performance relative to the Russell 2000 for the first six months of this year is mostly attributed to poor stock selection in healthcare and the Portfolio's lack of exposure to the very strong internet sector.

During the first half of 1999, new positions were started in several communications related companies and in several profitable and fast growing pharmaceutical companies. Early in the year, we also increased the Portfolio's exposure to the energy service industry.

Our investment strategy going forward will continue to emphasize companies that are likely to grow earnings consistently at a rate much faster than the overall economy. However, with Japan and selected Asian economies seemingly on the rebound, we are increasingly more interested in quality companies that will benefit from stronger worldwide economic growth. Although the Portfolio's exposure to technology remains focused on service providers and software companies that enhance productivity, we will continue to look for additional opportunities to gain exposure to the fast growing communications industry. Regardless of which industry opportunity or trend we might be trying to exploit, we remain committed to the idea of investing in superior businesses at reasonable valuations.

Scott T. Brayman, CFA
Robert L. Lee, CFA

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, June 30, 1999
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 91.8%
Aerospace & Defense -- 0.6%
  Goodrich (B.F.) Co. ......................................         8,000    $   340,000
                                                                              -----------
Banks -- 1.4%
  Cullen Frost Bankers, Inc. ...............................        10,000        275,625
  Mercantile Bankshares Corp. ..............................         8,000        283,000
  Wilmington Trust Corp. ...................................         5,000        286,875
                                                                              -----------
                                                                                  845,500
                                                                              -----------
Beverages -- 0.9%
 *Robert Mondavi Corp., Class A.............................        14,000        509,250
                                                                              -----------
Broadcasting & Publishing -- 0.5%
  Meredith Corp. ...........................................         9,000        311,625
                                                                              -----------
Building - Maintenance & Service -- 0.4%
  American Building Maintenance Industries..................         7,000        214,813
                                                                              -----------
Business & Consumer Services -- 14.6%
 *Acxiom Corp. .............................................        45,000      1,122,187
 *Administaff, Inc. ........................................        15,000        240,000
 *Affiliated Computer Services, Inc. .......................        41,000      2,075,625
  Analysts International Corp. .............................        51,700        743,187
 *Caci International, Inc. .................................        34,000        765,000
 *Catalina Marketing Corp. .................................        11,600      1,067,200
 *Healthcare Services Group.................................        41,700        406,575
 *Sterling Commerce, Inc. ..................................        41,000      1,496,500
  Unifirst Corp. ...........................................        45,000        826,875
                                                                              -----------
                                                                                8,743,149
                                                                              -----------
Chemicals & Allied Products -- 4.9%
 *Bush Boake Allen, Inc. ...................................        44,000      1,287,000
  Cambrex Corp. ............................................        62,000      1,627,500
                                                                              -----------
                                                                                2,914,500
                                                                              -----------
Communications -- 2.3%
 *Dynatech Corp. ...........................................         7,000         24,062
  True North Communications.................................        45,000      1,350,000
                                                                              -----------
                                                                                1,374,062
                                                                              -----------
Computers -- 0.3%
 *Ciber, Inc. ..............................................         9,000        172,125
                                                                              -----------
Containers -- 1.6%
  Bemis Co., Inc. ..........................................        24,000        954,000
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Cosmetics and Toiletries -- 1.7%
  Alberto-Culver Co., Class A...............................        45,000    $ 1,026,562
                                                                              -----------
Drugs & Health Care -- 4.0%
 *Barr Laboratories, Inc. ..................................         5,000        199,375
 *Covance, Inc. ............................................        69,000      1,651,687
  Jones Pharma, Inc. .......................................         7,000        275,625
 *Monarch Dental Corp. .....................................        26,000         82,063
 *Roberts Pharmaceutical Corp. .............................         8,000        194,000
                                                                              -----------
                                                                                2,402,750
                                                                              -----------
Electrical Equipment -- 1.4%
 *Sawtek, Inc. .............................................        18,000        825,750
                                                                              -----------
Electronics -- 8.2%
 *C-COR Electronics, Inc. ..................................         9,000        250,875
 *C-Cube Microsystems, Inc. ................................        12,000        380,250
  CTS Corp. ................................................         5,000        350,000
  Harman International Industries, Inc. ....................        22,000        968,000
  Methode Electronics, Inc., Class A........................        90,000      2,058,750
 *Photronics, Inc. .........................................        27,000        661,500
 *Unitrode Corp. ...........................................         9,000        258,188
                                                                              -----------
                                                                                4,927,563
                                                                              -----------
Energy -- 2.0%
 *MidAmerican Energy Holdings Co. ..........................        34,000      1,177,250
                                                                              -----------
Environmental Control -- 2.9%
  Donaldson Co., Inc. ......................................        45,000      1,102,500
 *Tetra Technologies, Inc. .................................        66,000        606,375
                                                                              -----------
                                                                                1,708,875
                                                                              -----------
Financial -- 4.6%
  Duff & Phelps Credit Rating Co. ..........................        23,000      1,538,125
  Waddell & Reed Financial, Inc. ...........................        30,000        823,125
  Waddell & Reed Financial, Inc., Class B...................        14,000        378,000
                                                                              -----------
                                                                                2,739,250
                                                                              -----------
Food & Food Distributors -- 3.6%
  Smart & Final, Inc. ......................................        24,000        252,000
 *Smart & Final Rights......................................        24,000              0
 *Whole Foods Market, Inc. .................................        32,000      1,538,000
  Worthington Foods, Inc. ..................................        23,000        379,500
                                                                              -----------
                                                                                2,169,500
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Health Care Providers -- 0.4%
  HealthPlan Services Corp. ................................        36,000    $   245,250
                                                                              -----------
Insurance -- 4.5%
  Enhance Financial Services Group, Inc. ...................        32,000        632,000
  HCC Insurance Holdings, Inc. .............................        68,000      1,542,750
  Horace Mann Educators Corp. ..............................        20,000        543,750
                                                                              -----------
                                                                                2,718,500
                                                                              -----------
Manufacturing -- 4.6%
  AptarGroup, Inc. .........................................        45,000      1,350,000
 *Plexus Corp. .............................................         8,000        241,000
  Robbins & Myers, Inc. ....................................        10,000        223,125
  Tyco International Ltd. ..................................        10,000        947,500
                                                                              -----------
                                                                                2,761,625
                                                                              -----------
Medical Equipment & Supplies -- 5.7%
  Ballard Medical Products..................................        35,000        815,938
  Diagnostic Products Corp. ................................         5,400        149,175
  Hillenbrand Industries, Inc. .............................        12,000        519,000
  Mentor Corp. .............................................        71,000      1,322,375
  Minntech Corp. ...........................................        40,000        590,000
                                                                              -----------
                                                                                3,396,488
                                                                              -----------
Oil & Gas -- 0.4%
 *Cal Dive International, Inc. .............................         9,000        268,875
                                                                              -----------
Oil Equipment & Services -- 2.1%
  CARBO Ceramics, Inc. .....................................        10,000        304,375
 *Oceaneering International, Inc. ..........................         9,000        145,125
 *Smith International, Inc. ................................        18,000        781,875
                                                                              -----------
                                                                                1,231,375
                                                                              -----------
Personal Services -- 0.2%
  Strayer Education, Inc. ..................................         4,800        147,300
                                                                              -----------
Railroads -- 0.4%
 *Railtex, Inc. ............................................        18,000        249,750
                                                                              -----------
Real Estate -- 2.3%
  Chateau Communities, Inc. ................................        45,000      1,347,188
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                 MATURITY       SHARES
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE         OR PAR         VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Restaurants -- 5.0%
  Applebee's International, Inc. ...........................                      24,000    $   723,000
  Ruby Tuesday, Inc. .......................................                      58,000      1,102,000
 *Sbarro, Inc. .............................................                      44,000      1,190,750
                                                                                            -----------
                                                                                              3,015,750
                                                                                            -----------
Retail Merchandising -- 3.3%
  Casey General Stores, Inc. ...............................                      22,000        330,000
  Ethan Allen Interiors, Inc. ..............................                      33,000      1,245,750
 *The Wet Seal, Inc., Class A...............................                      14,000        400,750
                                                                                            -----------
                                                                                              1,976,500
                                                                                            -----------
Semiconductors -- 3.1%
  Dallas Semiconductor Corp. ...............................                      26,400      1,333,200
 *Novellus Systems, Inc. ...................................                       8,000        546,000
                                                                                            -----------
                                                                                              1,879,200
                                                                                            -----------
Software -- 1.3%
 *Filenet Corp. ............................................                      66,000        754,875
                                                                                            -----------
Transportation -- 2.6%
 *Eagle USA Airfreight, Inc. ...............................                       6,000        254,625
  Robinson (C.H.) Worldwide, Inc. ..........................                      36,000      1,323,000
                                                                                            -----------
                                                                                              1,577,625
                                                                                            -----------
    TOTAL COMMON STOCK (COST $45,845,713)...................                                 54,926,825
                                                                                            -----------
CORPORATE BONDS -- 0.1%
  Phoenix Investment Partners Ltd., 6.00%...................    11/01/2015    $   62,500         71,440
                                                                                            -----------
    TOTAL CORPORATE BONDS (COST $67,141)....................                                     71,440
                                                                                            -----------
COMMERCIAL PAPER -- 7.4%
  Ford Motor Credit Corp., 5.22%............................    07/09/1999     2,700,000      2,696,868
  General Electric Capital Corp., 5.11%.....................    07/06/1999     1,700,000      1,698,793
                                                                                            -----------
    TOTAL COMMERCIAL PAPER (COST $4,395,661)................                                  4,395,661
                                                                                            -----------
SHORT TERM INVESTMENTS -- 0.4%
  Temporary Investment Fund, Inc. -- TempCash...............                     232,633        232,633
                                                                                            -----------
    TOTAL SHORT TERM INVESTMENTS (COST $232,633)............                                    232,633
                                                                                            -----------
    TOTAL INVESTMENTS -- 99.7% (COST $50,541,148)...........                                 59,626,559
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%...............                                    176,017
                                                                                            -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                                              VALUE
-------------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%
  (Equivalent to $20.57 per share bases on 2,907,961 shares
    of capital stock outstanding)...........................                                $59,802,576
                                                                                            ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($59,802,576/2,907,961 shares outstanding)................                                $     20.57
                                                                                            ===========

* Non-income producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

1999 Semi-Annual Review
The Boston Company Asset Management, Inc.

--------------------------------------------------------------------------------

For the six months ended June 30, 1999, the Market Street Fund International Portfolio outperformed the Morgan Stanley Capital International EAFE index by over five hundred basis points. The Portfolio returned 9.8% for the six months to date. The EAFE index returned 4% for the year to date. The primary reasons for the out performance lie in the Portfolio's over weight position in Japan and its positioning in value stocks which have recently been benefiting from corporate restructuring and consolidation.

Japan continues to pose investors a dilemma. Increased stock market liquidity combined with a surprisingly strong first quarter annualized GDP growth of 7.3% has resulted in a mini bull market run up of 20.7% for the year to date. The question plaguing investors is the growth in the economy for real and more to the point is it sustainable. Has Japan indeed turned the corner on its fifteen-month recession?

One can certainly make the case that certain stocks and even certain sectors are inexpensive relative to their international peers. The case for value, in Japan, has only recently returned. Realization of that value will require momentum. Investors need to be convinced that restructuring is occurring within domestic Japan and not stopping at the border. At the same time, Japanese consumers need to feel more secure and return to some measure of consumer spending.

In the United Kingdom, restructuring and consolidation picked up momentum in the first half of 1999 and the Portfolio benefitted from several acquisitions that occurred at a premium to the market price. Bank stocks have enjoyed significant appreciation on the back of declining UK interest rates and a more positive outlook in the UK economy.

While still trading weak relative to the dollar, the Euro, and the underlying transition to a more market economy, is beginning to pay benefits. Consolidation has taken root in Continental Europe. Leading the pack, was the hotly contested battle for Telecom Italia by Deutsche Telecom and Olivetti. While Olivetti ultimately won, the global arrangement of telecom alliances has been changed yet again. Your portfolio owned the savings shares of Telecom Italia.

At the sector level, Continental European banks commenced a round of consolidation that has yet to be finished. Cross border mergers should increasingly become part of the competitive landscape.

Looking into the next six months, we are seeing a number of new or secondary issues coming to the market. Companies worldwide have been rushing to market in order to beat any fall out from a rise in interest rates. The recent US Federal Reserve tightening by twenty-five basis points must serve as at least a cautionary yellow flag to investors concerned about valuation and growth.

Sandor Cseh, CFA

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, June 30, 1999
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK -- 97.7%
Australia -- 2.4%
  Australia & New Zealand Bank Group Ltd. ..................       138,916    $ 1,021,491
  Boral Ltd. ...............................................             1              2
  Goodman Fielder Ltd. .....................................       385,000        343,270
  Pacific Dunlop Ltd. ......................................       301,642        435,267
                                                                              -----------
                                                                                1,800,030
                                                                              -----------
Austria -- 0.3%
  EVN AG....................................................         1,300        190,104
                                                                              -----------
Brazil -- 0.2%
  Telecomunicacoes Brasileiras SA ADR.......................         1,811        163,330
                                                                              -----------
Denmark -- 0.8%
  Jyske Bank................................................         6,290        599,108
                                                                              -----------
Finland -- 0.8%
  Kesko Oyj.................................................        42,600        573,313
                                                                              -----------
France -- 10.6%
  *Alstom S.A...............................................        12,315        394,080
  Assurances Generales de France............................         9,680        466,191
  Bongrain..................................................         1,227        463,124
  *CNP Assurances...........................................         7,100        193,960
  Credit Local de France....................................         4,400        588,978
  Elf Aquitaine ADR.........................................        10,551        776,158
  L'Air Liquide.............................................         6,436      1,012,334
  Michelin-(CGDE)...........................................         9,653        394,908
  Pechiney SA...............................................        11,300        485,711
  PSA Peugeot Citroen.......................................         4,900        773,142
  Societe Generale..........................................         5,728      1,009,524
  *Thomson CSF..............................................        22,419        779,144
  *Usinor Sacilor...........................................        39,000        581,171
                                                                              -----------
                                                                                7,918,425
                                                                              -----------
Germany -- 11.6%
  Bayer AG..................................................        26,000      1,083,244
  Deutsche Bank AG..........................................        12,777        779,391
  Deutsche Lufthansa AG.....................................        28,800        522,135
  *GEA AG...................................................        21,200        638,396
  Hoechst AG................................................        13,500        611,181
  Hugo Boss AG..............................................           230        308,349
  Km Europa Metal AG........................................         4,600        239,564
  Merck KGAA................................................        25,789        838,818

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Germany (Continued)
  Rheinmetall AG............................................        13,900    $   249,422
  Siemens AG................................................        14,700      1,133,941
  Tarkett AG................................................        11,000         98,125
  Veba AG...................................................        17,200      1,011,055
  Viag AG...................................................         1,460        689,588
  Volkswagen................................................         7,600        486,717
                                                                              -----------
                                                                                8,689,926
                                                                              -----------
Greece -- 0.7%
  Hellenic Telecommunications...............................        46,855        518,333
                                                                              -----------
Hong Kong -- 2.2%
  Henderson Investment Ltd. ................................       705,000        490,681
  Hong Kong Electric........................................       264,864        853,452
  HSBC Holdings Plc.........................................         7,463        272,216
                                                                              -----------
                                                                                1,616,349
                                                                              -----------
Italy -- 3.6%
  Banca Popolare di Bergamo Credito Varesino SpA............        21,400        470,073
  Ente Nazionale Idrocarburi SpA............................        17,000      1,020,000
  Istituto Bancario San Paolo di Torino ADR.................        11,756        323,290
  *Telecom Italia SpA.......................................       158,300        858,694
                                                                              -----------
                                                                                2,672,057
                                                                              -----------
Japan -- 25.7%
  Aiful Corp. ..............................................         3,500        428,550
  Canon, Inc. ..............................................        39,000      1,121,318
  Credit Saison Co. ........................................        39,500        825,662
  Dai-Tokyo Fire and Marine Insurance.......................       143,000        513,937
  Fuji Machine..............................................        21,000        647,162
  Honda Motor Co. Ltd. .....................................        18,000        762,912
  Ito Yokado Co. Ltd. ......................................         4,000        267,689
  Mabuchi Motors............................................        14,000      1,301,264
  Marubeni Corp. ...........................................       270,000        564,377
  Matsumotokiyoshi..........................................        17,500      1,048,240
  Mineba Co. Ltd. ..........................................        87,000        970,371
  Mitsubishi Heavy Industries Ltd. .........................       110,000        446,230
  Murata Manufacturing Co. Ltd. ............................        21,000      1,360,255
  Namco Ltd. ...............................................        21,500        577,307
  Nichiei...................................................        11,100        981,277
  Nishimatsu Construction...................................        80,000        458,706

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Japan (Continued)
  Rinnai Corp. .............................................        32,000    $   734,987
  Rohm Co. Ltd. ............................................         8,000      1,243,926
  Sankyo Co. Ltd. ..........................................        19,000        908,902
  Sankyo Company Ltd. ......................................        25,000        629,977
  Sekisui Chemical Co. .....................................        75,000        434,994
  Sony Corp. ...............................................        12,000      1,293,828
  Toyota Motor Corp. .......................................        21,000        664,512
  Yamanouchi Pharmaceuticals................................        29,000      1,109,338
                                                                              -----------
                                                                               19,295,721
                                                                              -----------
Korea -- 1.1%
  *Korea Electric Power ADR.................................        24,200        496,100
  *Pohang Iron & Steel Co., Ltd. ADR........................         8,600        289,175
                                                                              -----------
                                                                                  785,275
                                                                              -----------
Mexico -- 0.3%
  Telefonos de Mexico SA ADR................................         3,208        259,246
                                                                              -----------
Netherlands -- 7.5%
  ABN Amro Holding..........................................        43,089        933,162
  AKZO N.V. ADR.............................................        15,500        656,812
  Buhrmann N.V. ............................................        28,985        467,799
  Hollandsche Beton.........................................        37,826        483,708
  Hunter Douglas N.V. ......................................        26,319        903,827
  Koninklijke (Royal) Philips Electronics N.V. ADR..........         6,328        638,337
  KPN ADS...................................................        18,508        888,384
  Stork N.V. ...............................................        26,853        612,007
                                                                              -----------
                                                                                5,584,036
                                                                              -----------
New Zealand -- 1.1%
  Fletcher Challenge Paper..................................       427,822        319,663
  Telecom Corporation of New Zealand Ltd. ..................       114,600        491,904
                                                                              -----------
                                                                                  811,567
                                                                              -----------
Norway -- 0.5%
  Orkla.....................................................        26,000        353,394
                                                                              -----------
Peru -- 0.5%
  Telefonica del Peru S.A. ADR..............................        27,000        408,375
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Portugal -- 1.3%
  Banco Pinto & Sotto Mayor SA..............................        21,140    $   375,413
  Portugal Telecom SA.......................................        13,774        560,375
  Portugal Telecom SA Rights................................        13,774            142
                                                                              -----------
                                                                                  935,930
                                                                              -----------
Singapore -- 1.5%
  Development Bank..........................................        81,000        989,621
  United Overseas Bank, Ltd. ...............................        20,000        139,797
                                                                              -----------
                                                                                1,129,418
                                                                              -----------
Spain -- 4.5%
  Argentaria Caja Postal y Banco Hipotecario SA ADR.........        13,000        598,000
  Banco Popular Espanol SA..................................        10,200        733,696
  Endesa SA.................................................        25,300        539,564
  Gas y Electricidad SA.....................................         8,591        675,546
  Repsol ADR................................................        40,600        824,687
                                                                              -----------
                                                                                3,371,493
                                                                              -----------
Sweden -- 0.8%
  Autoliv, Inc. SDR.........................................        18,500        563,590
                                                                              -----------
Switzerland -- 3.9%
  *Barry Callebaut AG - Registered Shares...................         4,018        615,136
  Forbo Holding AG - Registered Shares......................         1,430        568,471
  Sulzer AG - Registered Shares.............................         1,150        699,059
  Swisscom AG - Registered Shares...........................           400        150,522
  United Bank of Switzerland - Registered Shares............         2,970        886,459
                                                                              -----------
                                                                                2,919,647
                                                                              -----------
United Kingdom -- 15.8%
  Barclays Plc..............................................        21,137        615,051
  BOC Group Plc.............................................        45,060        880,743
  British Airways Plc.......................................        33,622        231,999
  British Airways Plc ADR...................................         3,000        214,312
  Bunzl Plc.................................................       210,146      1,041,784
  Laird Group Ordinary......................................       116,000        482,723
  Medeva Plc................................................       151,752        248,773
  Morgan Crucible Co. Plc...................................       160,315        683,561
  Powergen UK Plc...........................................        91,000        981,146
  Rexam Plc.................................................       185,000        746,531
  Rio Tinto Plc.............................................        51,845        869,121
  Royal & Sun Alliance Insurance Group......................       108,868        976,447

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, June 30, 1999 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
United Kingdom (Continued)
  Royal Bank of Scotland Group Plc..........................        36,000    $   733,164
  Safeway Plc...............................................       220,244        882,676
  Storehouse Plc............................................       261,395        562,427
  Tomkins Plc...............................................       241,028      1,044,808
  Wolseley Plc..............................................        90,000        677,411
                                                                              -----------
                                                                               11,872,677
                                                                              -----------
    TOTAL COMMON AND PREFERRED STOCK (COST $65,666,445).....                   73,031,344
                                                                              -----------
SHORT TERM INVESTMENTS -- 1.4%
  Temporary Investment Fund, Inc. -- TempCash...............     1,041,221      1,041,221
                                                                              -----------
    TOTAL SHORT TERM INVESTMENTS (COST $1,041,221)..........                    1,041,221
                                                                              -----------
    TOTAL INVESTMENTS -- 99.1% (COST $66,707,666)...........                   74,072,565
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9%...............                      682,836
                                                                              -----------
NET ASSETS -- 100.0%
  (Equivalent to $14.16 per share based on 5,279,355 shares
    of capital stock outstanding)...........................                  $74,755,401
                                                                              ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($74,755,401/5,279,355 shares outstanding)................                  $     14.16
                                                                              ===========

* Non-income producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

1999 Semi-Annual Report
Sentinel Advisors Company

--------------------------------------------------------------------------------

For the six months ended June 30, 1999, the Market Street Fund Sentinel Growth Portfolio earned a total return of 15.8%. Over the same period, the S&P 500 earned a 12.4% return, and the median return for the Lipper Mid Cap fund universe was 10.2%.

In the first three months of the year, the market was led by the same relatively narrow group of large cap growth stocks that dominated the market in 1998. Telecommunications stocks and technology stocks, particularly the internet stocks, led the market's advance during the period. The portfolio performed well (gaining 5.1% during the quarter), and was well ahead of the median mid cap fund, which was down 2.3%.

During the second quarter, investors rotated away from large cap growth stocks toward medium and small cap cyclical stocks. This shift was caused by rising interest rates (which made long duration growth stocks less attractive) and by a gain in the number of strong earnings reports from smaller companies. The portfolio was well-positioned for the market's shift in emphasis since, in March and April, we had eliminated a number of large cap growth names and added to mid and small cap cyclicals.

The strongest performing sectors of the market during the second quarter were energy, capital goods, technology, and basic materials. The portfolio benefited from our overweighted positions in energy and capital goods and our underweighted positions in healthcare and financial stocks.

Our strategy for the portfolio continues to emphasize market-dominant companies with defensible "franchises" in growth industries. These companies usually possess proprietary technology, dominant brands, and superior new products or outstanding management. Typically, our largest sector weightings are in the fastest growing areas of the market such as technology, healthcare, or consumer growth stocks. We seek to purchase companies that are selling at relatively modest price/earnings and price/cash flow multiples and that are demonstrating positive revenue and earnings trends. We continue today to find more companies that meet our criteria in the mid-cap and small-cap sectors because of the significant price gains made by large-cap stocks during the last four years.

Robert L. Lee, CFA

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, June 30, 1999
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 97.6%
Aerospace & Defense -- 4.9%
  Goodrich (B.F.) Co. ......................................     14,400    $   612,000
  Raytheon Co., Class A.....................................      2,000        137,750
                                                                           -----------
                                                                               749,750
                                                                           -----------
Banks -- 3.3%
  Cullen Frost Bankers, Inc. ...............................      7,400        203,962
  Mercantile Bankshares Corp. ..............................      8,600        304,225
                                                                           -----------
                                                                               508,187
                                                                           -----------
Building & Building Supplies -- 0.5%
  Sherwin Williams Co. .....................................      2,500         69,375
                                                                           -----------
Business & Consumer Services -- 12.2%
  *Acxiom Corp. ............................................     14,500        361,594
  *Affiliated Computer Services, Inc. ......................      7,200        364,500
  *Catalina Marketing Corp. ................................      3,500        322,000
  Electronic Data Systems Corp. ............................      2,000        113,125
  *Sodexho Marriott Services, Inc. .........................     17,500        335,781
  Sterling Commerce, Inc. ..................................      9,800        357,700
                                                                           -----------
                                                                             1,854,700
                                                                           -----------
Business Equipment -- 2.6%
  *Lexmark International Group, Inc., Class A...............      6,000        396,375
                                                                           -----------
Chemicals & Allied Products -- 2.5%
  *Bush Boake Allen, Inc. ..................................      2,000         58,500
  Cambrex Corp. ............................................      7,300        191,625
  Du Pont (E.I.) de Nemours & Co. ..........................      2,000        136,625
                                                                           -----------
                                                                               386,750
                                                                           -----------
Communications -- 2.0%
  AT&T Corp. ...............................................      2,100        117,206
  True North Communications.................................      6,500        195,000
                                                                           -----------
                                                                               312,206
                                                                           -----------
Consumer Products -- 1.0%
  Fortune Brands, Inc. .....................................      3,500        144,812
                                                                           -----------
Containers -- 3.8%
  Bemis Co., Inc. ..........................................     14,600        580,350
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care -- 3.6%
  *Covance, Inc. ...........................................     17,800    $   426,087
  HCR Manor Care, Inc. .....................................      5,000        120,937
                                                                           -----------
                                                                               547,024
                                                                           -----------
Electrical Equipment -- 4.1%
  *Sawtek, Inc. ............................................     13,700        628,487
                                                                           -----------
Electronics -- 4.2%
  *C-Cube Microsystems, Inc. ...............................      3,500        110,906
  CTS Corp. ................................................      1,500        105,000
  Motorola, Inc. ...........................................      3,800        360,050
  *Photronics, Inc. ........................................      2,700         66,150
                                                                           -----------
                                                                               642,106
                                                                           -----------
Energy -- 2.7%
  MidAmerican Energy Holdings Co. ..........................     12,100        418,962
                                                                           -----------
Environmental Control -- 0.6%
  Donaldson Co., Inc. ......................................      4,000         98,000
                                                                           -----------
Food & Food Distributors -- 4.8%
  McCormick & Co., Inc. ....................................     12,600        397,687
  *Whole Foods Market, Inc. ................................      7,000        336,438
                                                                           -----------
                                                                               734,125
                                                                           -----------
Insurance -- 2.1%
  AFLAC, Inc. ..............................................      4,000        191,500
  Enhance Financial Services Group, Inc. ...................      6,600        130,350
                                                                           -----------
                                                                               321,850
                                                                           -----------
Lodging -- 2.3%
  Marriott International, Inc., Class A.....................      9,300        347,588
                                                                           -----------
Medical Equipment & Supplies -- 5.2%
  *Biomet, Inc. ............................................      9,000        357,750
  Hillenbrand Industries, Inc. .............................     10,000        432,500
                                                                           -----------
                                                                               790,250
                                                                           -----------
Oil & Gas -- 1.1%
  *Cal Dive International, Inc. ............................      5,500        164,313
                                                                           -----------
Oil Equipment & Services -- 4.0%
  *Smith International, Inc. ...............................     14,000        608,125
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Restaurants -- 9.0%
  *Applebee's International, Inc. ..........................     15,700    $   472,963
  *Outback Steakhouse, Inc. ................................     14,700        577,894
  Ruby Tuesday, Inc. .......................................     16,800        319,200
                                                                           -----------
                                                                             1,370,057
                                                                           -----------
Retail - Clothing and Apparel -- 4.1%
  *Lands' End, Inc. ........................................     12,800        620,800
                                                                           -----------
Retail Merchandising -- 5.7%
  Ethan Allen Interiors, Inc. ..............................     14,250        537,938
  *The Wet Seal, Inc., Class A..............................     11,500        329,188
                                                                           -----------
                                                                               867,126
                                                                           -----------
Semiconductors -- 3.3%
  Dallas Semiconductor Corp. ...............................      8,300        419,150
  *Novellus Systems, Inc. ..................................      1,200         81,900
                                                                           -----------
                                                                               501,050
                                                                           -----------
Software -- 3.2%
  *Filenet Corp. ...........................................     11,000        125,813
  *Novell, Inc. ............................................     13,500        357,750
                                                                           -----------
                                                                               483,563
                                                                           -----------
Tobacco -- 0.8%
  UST, Inc. ................................................      4,100        119,925
                                                                           -----------
Transportation -- 4.0%
  *Eagle USA Airfreight, Inc. ..............................      4,500        190,969
  Robinson (C.H.) Worldwide, Inc. ..........................     11,400        418,950
                                                                           -----------
                                                                               609,919
                                                                           -----------
    TOTAL COMMON STOCK (COST $12,707,895)...................                14,875,775
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 2.2%
  Temporary Investment Fund, Inc. -- TempCash...............    331,129    $   331,129
                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $331,129)............                   331,129
                                                                           -----------
    TOTAL INVESTMENTS -- 99.8% (COST $13,039,024)...........                15,206,904
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%...............                    32,141
                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $14.84 per share based on 1,027,043 shares
    of capital stock outstanding)...........................               $15,239,045
                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($15,239,045/1,027,043 shares outstanding)................               $     14.84
                                                                           ===========

*Non-Income producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Growth Portfolio

1999 Semi-Annual Review
Providentmutual Investment Management Company

--------------------------------------------------------------------------------

The total return for the Large Cap Growth Portfolio for the first half of 1999 was 12.68%. This performance easily surpassed the 10.37% return of the Wilshire Large Growth Index: the benchmark we use to assess the performance of this portfolio.

In the first half of 1999 we reduced the number of sub-advisers who perform the day-to-day management of the portfolio. The following two sub-advisers possess a proven large cap growth orientation and discipline.

                                                          APPROXIMATE
                        MANAGER                           PORTFOLIO %
                        -------                           -----------
Geewax Terker & Co. ....................................      50%
Cohen, Klingenstein & Marks.............................      50%
Total Portfolio.........................................     100%

The majority of the portfolio's return occurred in the first quarter when the market environment was more favorable to the large cap growth investment style and investors were willing to pay for companies that delivered high quality, consistent earnings. The portfolio's excellent stock selection, and weighting in technology companies and growth retailers were the primary reasons for this outperformance. The portfolio emphasizes large, industry-leading companies where "big is better".

Large cap growth stocks did not dominate second quarter performance. During the quarter the US stock market experienced a reversal of the trend seen in the first quarter, and in fact, a reversal of a pattern that has been in place for several years. The second quarter witnessed a broadening of the marketplace into previously scorned companies such as small cap and deep cyclical names. This was in part a reflection of the surprising strength in the US economy and the resurgence of the international markets. With this growth, inflation concerns surfaced and the markets were on Fed alert status. The resultant rise in Treasury yields put pressure on the valuations of large cap names.

The largest sector holdings of the fund include:

                           SECTOR                               %
                           ------                             -----
Drugs and Health Care.......................................  17.7%
Computers...................................................   9.0%
Retail Merchandising........................................   9.0%
Software....................................................   8.9%
Communications..............................................   8.2%

During the second half of 1999 we will continue to invest in those companies that deliver the best earnings growth. Wall Street is very unforgiving for those firms that have disappointing earnings and the interest rate environment is still unsettled. However, we will continue to stick with out investment discipline and our long-term investment horizon.

We look forward to your continued support.

Sarah C. Lange, CFA

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Growth Portfolio

Statement of Net Assets, June 30, 1999
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 97.6%
Airlines -- 0.3%
  *Midwest Express Holdings, Inc. ..........................        200    $     6,800
  Southwest Airlines Co. ...................................      2,450         76,256
                                                                           -----------
                                                                                83,056
                                                                           -----------
Banks -- 2.4%
  Fifth Third Bancorp.......................................        800         53,250
  First Tennessee National Corp. ...........................        700         26,819
  Firstar Corp. ............................................      3,250         91,000
  National Community Bancorp................................        575         12,578
  Northern Trust Corp. .....................................        800         77,600
  U.S. Bancorp..............................................     10,500        357,000
  Zions Bancorp.............................................        200         12,700
                                                                           -----------
                                                                               630,947
                                                                           -----------
Beverages -- 2.8%
  Anheuser-Busch Companies, Inc. ...........................      2,000        141,875
  Coca Cola Co. ............................................      9,700        606,250
                                                                           -----------
                                                                               748,125
                                                                           -----------
Broadcasting & Publishing -- 0.7%
  Gannett, Inc. ............................................        300         21,412
  McGraw-Hill, Inc. ........................................        900         48,544
  Time Warner, Inc. ........................................      1,100         80,850
  Tribune Co. ..............................................        300         26,137
                                                                           -----------
                                                                               176,943
                                                                           -----------
Building & Building Supplies -- 0.4%
  Ecolab, Inc. .............................................      2,000         87,250
  Lowe's Cos., Inc. ........................................        400         22,675
                                                                           -----------
                                                                               109,925
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Business & Consumer Services -- 5.3%
  *3Com Corp. ..............................................     14,025    $   374,292
  *America Online, Inc. ....................................      5,190        573,495
  Cintas Corp. .............................................        700         47,031
  *Fiserv, Inc. ............................................        500         15,656
  Interpublic Group of Cos., Inc. ..........................        700         60,637
  *Lycos, Inc. .............................................        400         36,750
  Omnicom Group, Inc. ......................................        300         24,000
  Viad Corp. ...............................................        200          6,187
  *Yahoo!, Inc. ............................................      1,610        277,322
                                                                           -----------
                                                                             1,415,370
                                                                           -----------
Business Equipment -- 0.2%
  *Lexmark International Group, Inc., Class A...............      1,000         66,062
                                                                           -----------
Cable TV Systems -- 0.1%
  *Cablevision Systems Corp. ...............................        500         35,000
                                                                           -----------
Communications -- 8.2%
  *ADC Telecommunications, Inc. ............................        900         41,006
  *Adelphia Communications Corp., Class A...................        200         12,725
  ALLTEL Corp. .............................................        900         64,350
  Ameritech Corp. ..........................................      1,200         88,200
  *Applied Materials, Inc. .................................      1,260         93,082
  *At Home Corp., Series A..................................      1,740         93,851
  AT&T Corp.................................................      3,132        174,805
  Comcast Corp., Special Class A Non-Voting.................      3,800        146,062
  *Cox Communications, Inc..................................      1,400         51,537
  *MCI WorldCom, Inc........................................      8,035        693,018
  SBC Communications, Inc. .................................      3,200        185,600
  *Sprint Corp. (PCS Group).................................      8,775        501,272
  *Western Wireless Corp., Class A..........................        900         24,300
                                                                           -----------
                                                                             2,169,808
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Computers -- 9.0%
  *Cisco Systems, Inc. .....................................     17,780    $ 1,146,810
  Compaq Computer Corp......................................     14,275        338,139
  *Comverse Technology, Inc.................................        600         45,300
  *EMC Corp.................................................      3,350        184,250
  International Business Machines Corp......................      1,750        226,188
  *Intuit, Inc..............................................        300         27,038
  *Seagate Technology, Inc. ................................     12,900        330,562
  *SunGard Data Systems, Inc................................      1,000         34,500
  *Veritas Software Corp....................................        500         47,469
                                                                           -----------
                                                                             2,380,256
                                                                           -----------
Consumer Products -- 0.1%
  Clorox Co.................................................        220         23,499
                                                                           -----------
Cosmetics and Toiletries -- 1.4%
  Avon Products, Inc........................................      6,800        377,400
                                                                           -----------
Drugs & Health Care -- 17.7%
  Abbott Laboratories.......................................     12,335        561,243
  American Home Products Corp...............................      7,400        425,500
  *Amgen Corp...............................................      7,100        432,213
  *Biogen, Inc. ............................................        600         38,588
  Becton, Dickinson & Co....................................     13,000        390,000
  Bristol-Myers Squibb Co...................................     12,110        852,998
  Cardinal Health, Inc......................................      1,267         81,246
  CVS Corp. ................................................      1,000         51,125
  Gillette Co...............................................      1,360         55,760
  Johnson & Johnson.........................................      1,500        147,000
  Lilly (Eli) & Co..........................................        700         50,138
  McKesson HBOC, Inc........................................     11,675        375,059
  *Medimmune, Inc...........................................         50          3,388
  Merck & Co., Inc. ........................................     12,310        910,940
  Schering Plough Corp......................................      5,600        296,800
                                                                           -----------
                                                                             4,671,998
                                                                           -----------
Electrical Equipment -- 3.6%
  *American Power Conversion Corp. .........................      1,400         28,175
  General Electric Co.......................................      8,210        927,730
                                                                           -----------
                                                                               955,905
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electronics -- 1.8%
  Tandy Corp................................................     10,000    $   488,750
                                                                           -----------
Finance -- 7.8%
  American Express Co.......................................        100         13,013
  Associates First Capital Corp., Class A...................      1,200         53,175
  *Berkshire Hathaway, Inc., Class B........................         85        191,165
  Capital One Financial Corp. ..............................      1,875        104,414
  Citigroup, Inc. ..........................................      4,575        217,313
  Franklin Resources, Inc...................................     10,350        420,469
  MBNA Corp.................................................     13,900        425,688
  Paychex, Inc..............................................      3,525        112,359
  Providian Financial Corp..................................      5,625        525,938
                                                                           -----------
                                                                             2,063,534
                                                                           -----------
Finance  -  Investment & Other -- 2.0%
  Standard & Poor's Depositary Receipts.....................      3,950        540,965
                                                                           -----------
Food & Food Distributors -- 0.3%
  *Kroger Co................................................      2,000         55,875
  Quaker Oats Co............................................        100          6,638
  Sysco Corp................................................        700         20,869
                                                                           -----------
                                                                                83,382
                                                                           -----------
Industrial -- 0.3%
  Danaher Corp..............................................      1,300         75,563
                                                                           -----------
Insurance -- 1.9%
  American International Group, Inc.........................      1,100        128,769
  Conseco, Inc..............................................     12,500        380,469
                                                                           -----------
                                                                               509,238
                                                                           -----------
Leisure & Amusements -- 1.7%
  Harley-Davidson, Inc......................................      1,200         65,250
  Mattel, Inc...............................................     14,375        380,039
                                                                           -----------
                                                                               445,289
                                                                           -----------
Medical Instruments -- 1.9%
  *Boston Scientific Corp. .................................      9,200        404,225
  *Guidant Corp. ...........................................      1,300         66,869
  Stryker Corp..............................................        500         30,063
                                                                           -----------
                                                                               501,157
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Office Equipment & Supplies -- 2.3%
  Pitney Bowes, Inc. .......................................      2,400    $   154,200
  *Staples, Inc.............................................      3,500        108,281
  Xerox Corp................................................      6,100        360,281
                                                                           -----------
                                                                               622,762
                                                                           -----------
Restaurants -- 1.6%
  McDonald's Corp...........................................     10,000        413,125
                                                                           -----------
Retail  -  Clothing and Apparel -- 2.0%
  Gap, Inc..................................................     10,575        532,715
                                                                           -----------
Retail Food Chains -- 0.4%
  *Safeway, Inc.............................................      2,300        113,850
                                                                           -----------
Retail Merchandising -- 9.0%
  *Abercrombie & Fitch Co., Class A.........................        900         43,200
  *Amazon.com, Inc..........................................        625         78,203
  *Bed, Bath & Beyond, Inc. ................................     11,200        431,200
  *BJ's Wholesale Club, Inc. ...............................      1,300         39,081
  *Costco Companies, Inc....................................      1,775        142,111
  Dollar General Corp.......................................     13,250        384,250
  *Dollar Tree Stores, Inc..................................        900         39,600
  Family Dollar Stores, Inc.................................        600         14,400
  Home Depot, Inc...........................................      5,600        360,850
  *Kohls Corp...............................................        700         54,031
  TJX Companies, Inc........................................      1,200         39,975
  Wal-Mart Stores, Inc. ....................................     15,900        767,175
                                                                           -----------
                                                                             2,394,076
                                                                           -----------
Semiconductors -- 3.5%
  Intel Corp................................................     15,700        934,150
                                                                           -----------
Software -- 8.9%
  Computer Associates International, Inc....................      7,400        407,000
  *DoubleClick, Inc.........................................        340         31,195
  *Microsoft Corp. .........................................     11,400      1,028,138
  *Oracle Corp. ............................................     14,800        549,450
  *Parametric Technology Corp...............................     25,600        355,200
                                                                           -----------
                                                                             2,370,983
                                                                           -----------
    TOTAL COMMON STOCK (COST $22,371,394)...................                25,933,833
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Growth Portfolio

Schedule of Net Assets, June 30, 1999 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 3.0%
  Temporary Investment Fund, Inc.  --  TempCash.............    785,252    $   785,252
                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $785,252)............                   785,252
                                                                           -----------
    TOTAL INVESTMENTS -- 100.6% (COST $23,156,646)..........                26,719,085
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.6%).............                  (172,503)
                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $13.26 per share based on 2,002,107 shares
    of capital stock outstanding)...........................               $26,546,582
                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($26,546,582/2,002,107 shares outstanding)................               $     13.26
                                                                           ===========

* Non-Income producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Value Portfolio

1999 Semi-Annual Review
Providentmutual Investment Management Company

--------------------------------------------------------------------------------

The total return for the Large Cap Value Portfolio for the first half of 1999 was 9.01%. This performance lagged the 12.73% return of the Wilshire Large Value
Index: the benchmark we use to assess the performance of this portfolio.

The following three sub-advisers perform the day-to-day management of the portfolio. The three firms possess a proven large cap value orientation and discipline.

                                                          APPROXIMATE
                        MANAGER                           PORTFOLIO %
                        -------                           -----------
Mellon Equity Advisors..................................      45%
Equinox Capital.........................................      45%
Harris Associates.......................................      10%
Total Portfolio.........................................     100%

The first quarter proved to be difficult for value investors as large cap growth names dominated performance. During the second quarter, the US stock market experienced a reversal of this trend which had been in place for several years. The second quarter witnessed a broadening of the marketplace. This was in part a reflection of the surprising strength in the US economy and the resurgence of the international markets. Previously scorned companies such as small cap and deep cyclical names (energy and basic materials) outperformed. Recovery in the commodity and cyclical stocks led to a strong recovery in the "value" portion of the market.

Portfolio performance lagged the Wilshire benchmark due to stock selection difficulty in the technology sector. The stocks selected generated good positive returns but far behind those in the technology portion of Wilshire's Large Value index. Certain portfolio holdings in the technology sector have been sold.

The largest sector holdings of the portfolio include:

                           SECTOR                               %
                           ------                             -----
Communications..............................................  11.3%
Finance.....................................................  11.1%
Banks.......................................................   9.1%
Energy......................................................   6.5%

We believe that the tremendous valuation disparity between growth and value style investing may be unwinding. The second quarter taught us that the market does pay attention to high valuation levels. We look forward to benefiting from the improvement under way in the value portion of the market and we appreciate your support.

Sarah C. Lange, CFA

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Value Portfolio

Statement of Net Assets, June 30, 1999
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK  --  95.9%
Aerospace & Defense -- 2.2%
  Allied Signal, Inc. ......................................    1,600     $   100,800
  Boeing Co. ...............................................    1,600          70,700
  Lockheed Martin Corp. ....................................    5,300         197,425
  United Technologies Corp. ................................    1,923         137,855
                                                                          -----------
                                                                              506,780
                                                                          -----------
Airlines -- 1.4%
  *Alaska Air Group, Inc. ..................................      900          37,575
  *AMR Corp. ...............................................    1,700         116,025
  Delta Air Lines, Inc. ....................................    3,200         184,400
                                                                          -----------
                                                                              338,000
                                                                          -----------
Apparel -- 0.3%
  Nike, Inc., Class B.......................................    1,300          82,306
                                                                          -----------
Appliances -- 1.1%
  Black & Decker Corp. .....................................    1,300          82,062
  Maytag Corp. .............................................      500          34,844
  Whirlpool Corp. ..........................................    2,000         148,000
                                                                          -----------
                                                                              264,906
                                                                          -----------
Automobiles -- 2.1%
  Ford Motor Co. ...........................................    6,400         361,200
  General Motors Corp. .....................................    1,900         125,400
                                                                          -----------
                                                                              486,600
                                                                          -----------
Automotive & Equipment -- 0.6%
  Dana Corp. ...............................................    2,000          92,125
  *Lear Corp. ..............................................    1,200          59,700
                                                                          -----------
                                                                              151,825
                                                                          -----------
Banks -- 9.1%
  Banc One Corp. ...........................................    3,430         204,299
  Bank of America Corp. ....................................    8,123         595,518
  Chase Manhattan Corp. ....................................    7,200         623,700
  Firstar Corp. ............................................    3,500          98,000
  Morgan (J.P.) & Co., Inc. ................................      600          84,300
  National City Corp. ......................................      700          45,850
  PNC Bank Corp. ...........................................    3,700         213,212
  Southtrust Corp. .........................................    2,400          92,100
  Wells Fargo Co. ..........................................    4,200         179,550
                                                                          -----------
                                                                            2,136,529
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Value Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Beverages -- 0.6%
  Anheuser-Busch Companies, Inc. ...........................      700     $    49,656
  Pepsico, Inc. ............................................    2,200          85,112
                                                                          -----------
                                                                              134,768
                                                                          -----------
Broadcasting & Publishing -- 3.7%
  *Fox Entertainment Group, Inc. ...........................    1,900          51,181
  Gannett, Inc. ............................................    1,400          99,925
  Knight-Ridder, Inc. ......................................    1,400          76,912
  McGraw-Hill, Inc. ........................................    1,500          80,906
  *MediaOne Group, Inc. ....................................    2,000         148,750
  Time Warner, Inc. ........................................    1,000          73,500
  Tribune Co. ..............................................    3,300         287,512
  *Viacom, Inc., Class B....................................    1,400          61,600
                                                                          -----------
                                                                              880,286
                                                                          -----------
Building & Building Supplies -- 0.7%
  Armstrong World Industries, Inc. .........................      600          34,687
  Lafarge Corp. ............................................    1,400          49,612
  Masco Corp. ..............................................    2,700          77,963
                                                                          -----------
                                                                              162,262
                                                                          -----------
Business & Consumer Services -- 2.0%
  Dun & Bradstreet Corp. ...................................    2,300          81,506
  Electronic Data Systems Corp. ............................    5,200         294,125
  XL Capital Ltd. ..........................................    1,800         101,700
                                                                          -----------
                                                                              477,331
                                                                          -----------
Business Equipment -- 0.3%
  *Lexmark International Group, Inc., Class A...............    1,000          66,062
                                                                          -----------
Cable TV Systems -- 0.5%
  Unicom Corp. .............................................    3,300         127,256
                                                                          -----------
Chemicals & Allied Products -- 2.2%
  Dow Chemical Co. .........................................    2,300         291,812
  Du Pont (E.I.) de Nemours & Co. ..........................    2,700         184,443
  Union Carbide Corp. ......................................      900          43,875
                                                                          -----------
                                                                              520,130
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Value Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications -- 11.3%
  ALLTEL Corp. .............................................    1,000     $    71,500
  Ameritech Corp. ..........................................    4,400         323,400
  AT&T Corp. ...............................................    7,850         438,128
  Bell Atlantic Corp. ......................................    9,000         588,374
  BellSouth Corp. ..........................................    5,700         267,187
  Lucent Technologies, Inc. ................................    1,800         121,387
  *MCI WorldCom, Inc. ......................................    6,400         552,000
  SBC Communications, Inc. .................................    5,400         313,200
                                                                          -----------
                                                                            2,675,176
                                                                          -----------
Computers -- 3.3%
  *Compuware Corp. .........................................    1,400          44,537
  *EMC Corp. ...............................................    1,200          66,000
  International Business Machines Corp. ....................    4,300         555,775
  *Siebel Systems, Inc. ....................................    1,800         119,475
                                                                          -----------
                                                                              785,787
                                                                          -----------
Consumer Products -- 0.5%
  Fortune Brands, Inc. .....................................    2,800         115,850
                                                                          -----------
Drugs & Health Care -- 2.6%
  Abbott Laboratories.......................................    1,800          81,900
  Baxter International, Inc. ...............................    2,800         169,750
  Bristol-Myers Squibb Co. .................................    2,200         154,962
  McKesson HBOC, Inc. ......................................    2,800          89,950
  Schering Plough Corp. ....................................    2,100         111,300
                                                                          -----------
                                                                              607,862
                                                                          -----------
Electric Utilities -- 0.2%
  Texas Utilities Co. ......................................    1,200          49,500
                                                                          -----------
Electronics -- 0.5%
  *LAM Research Corp. ......................................    2,400         112,050
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Value Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Energy -- 6.5%
  Ashland, Inc. ............................................      600     $    24,075
  Chevron Corp. ............................................    1,100         104,706
  Consolidated Edison, Inc. ................................    4,100         185,525
  Energy East Corp. ........................................    2,400          62,400
  Exxon Corp. ..............................................    7,700         593,863
  FPL Group, Inc. ..........................................    1,700          92,862
  Mobil Corp. ..............................................    2,800         277,200
  PECO Energy Co. ..........................................    2,200          92,125
  Southern Co. .............................................    3,400          90,100
                                                                          -----------
                                                                            1,522,856
                                                                          -----------
Finance -- 11.1%
  American Express Co. .....................................      600          78,075
  Associates First Capital Corp., Class A...................    1,300          57,606
  Citigroup, Inc. ..........................................    6,500         308,750
  Comerica, Inc. ...........................................    2,600         154,538
  Edwards (A.G.), Inc. .....................................    2,000          64,500
  Fannie Mae................................................    4,500         307,688
  Financial Security Assurance Holdings Ltd. ...............      900          46,800
  First Data Corp. .........................................    1,800          88,088
  Fleet Financial Group, Inc. ..............................    8,500         377,187
  Golden West Financial Corp. ..............................      600          58,800
  H & R Block, Inc. ........................................    1,200          60,000
  Hartford Financial Services, Inc. ........................    3,300         192,431
  MBNA Corp. ...............................................    1,900          58,188
  Morgan Stanley Dean Witter & Co. .........................    4,000         410,000
  SLM Holding Corp. ........................................    1,700          77,881
  Transamerica Corp. .......................................    1,100          82,500
  Washington Mutual, Inc. ..................................    5,566         196,897
                                                                          -----------
                                                                            2,619,929
                                                                          -----------
Food & Food Distributors -- 2.1%
  ConAgra, Inc. ............................................    3,200          85,200
  Heinz (H.J.) Co. .........................................    1,700          85,213
  IBP, Inc. ................................................      900          21,375
  Nabisco Holdings Corp., Class A...........................    1,900          82,175
  Quaker Oats Co. ..........................................      700          46,463
  Ralston Purina Group......................................    4,200         127,838
  Sara Lee Corp. ...........................................    1,700          38,569
                                                                          -----------
                                                                              486,833
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Value Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Healthcare Services -- 1.2%
  Columbia/HCA Healthcare Corp. ............................    12,200    $   278,313
                                                                          -----------
Hotel/Restaurants -- 0.7%
  Host Marriott Corp. ......................................    5,687          67,533
  *Promus Hotel Corp. ......................................    2,800          86,800
                                                                          -----------
                                                                              154,333
                                                                          -----------
Housewares -- 0.2%
  Premark International, Inc. ..............................    1,200          45,000
                                                                          -----------
Insurance -- 4.3%
  Aetna, Inc. ..............................................    1,800         160,988
  Allstate Corp. ...........................................    11,000        394,626
  Ambac Financial Group, Inc. ..............................    2,200         125,675
  Conseco, Inc. ............................................    4,900         149,144
  Jefferson-Pilot Corp. ....................................      700          46,331
  Lincoln National Corp. ...................................      600          31,388
  Marsh & McLennan Cos., Inc. ..............................      600          45,300
  Old Republic International Corp. .........................    2,100          36,356
  Partner Re Ltd. ..........................................      800          29,900
                                                                          -----------
                                                                            1,019,708
                                                                          -----------
Leisure & Amusements -- 0.6%
  Brunswick Corp. ..........................................    1,600          44,600
  Mattel, Inc. .............................................    3,400          89,888
                                                                          -----------
                                                                              134,488
                                                                          -----------
Machinery & Heavy Equipment -- 1.3%
  Caterpillar, Inc. ........................................    5,200         312,000
                                                                          -----------
Manufacturing -- 2.8%
  Alcoa, Inc. ..............................................    1,600          99,000
  Deere & Co. ..............................................    5,500         217,938
  Eaton Corp. ..............................................      700          64,400
  Hasbro, Inc. .............................................    1,650          46,097
  Textron, Inc. ............................................    1,300         107,006
  Tyco International Ltd. ..................................      900          85,275
  U.S. Industries, Inc. ....................................    2,100          35,700
                                                                          -----------
                                                                              655,416
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Value Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Manufacturing Equipment -- 1.0%
  Illinois Tool Works, Inc. ................................      600     $    49,200
  Ingersoll Rand Co. .......................................    2,900         187,413
                                                                          -----------
                                                                              236,613
                                                                          -----------
Materials & Processing -- 0.4%
  Vulcan Materials Co. .....................................    1,800          86,850
                                                                          -----------
Metals -- Iron & Steel -- 0.9%
  AK Steel Holding Corp. ...................................    2,100          47,250
  Alcan Aluminium, Ltd. ....................................    1,300          41,519
  Reynolds Metals Co. ......................................    2,000         118,000
                                                                          -----------
                                                                              206,769
                                                                          -----------
Office Equipment & Supplies -- .7%
  Xerox Corp. ..............................................    3,000         177,188
                                                                          -----------
Oil & Gas -- 4.2%
  Amerada Hess Corp. .......................................    3,300         196,350
  Coastal Corp. ............................................    6,000         240,000
  Conoco, Inc. .............................................    6,400         178,400
  Enron Oil & Gas...........................................    2,300          46,575
  Texaco, Inc. .............................................    2,500         156,250
  Unocal Corp. .............................................    3,600         142,650
  USX-Marathon Group........................................    1,300          42,331
                                                                          -----------
                                                                            1,002,556
                                                                          -----------
Oil Equipment & Services -- 0.3%
  Diamond Offshore Drilling, Inc. ..........................      700          19,863
  National Fuel Gas Co. ....................................      900          43,650
                                                                          -----------
                                                                               63,513
                                                                          -----------
Paper & Forest Products -- 2.8%
  Boise Cascade Corp. ......................................      900          38,700
  Champion International Corp. .............................    1,300          62,238
  Fort James Corp. .........................................    5,900         223,463
  International Paper Co. ..................................    5,100         257,550
  Louisiana-Pacific Corp. ..................................    2,500          59,375
  Temple Inland, Inc. ......................................      400          27,300
                                                                          -----------
                                                                              668,626
                                                                          -----------
Photography Equipment & Supplies -- 0.9%
  Eastman Kodak Co. ........................................    3,100         210,025
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Value Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Railroads -- 1.1%
  Union Pacific Corp., Series A.............................    4,400     $   256,576
                                                                          -----------
Real Estate -- 0.2%
  *Catellus Development Corp. ..............................    2,800          43,400
                                                                          -----------
Retail -- Clothing and Apparel -- 0.6%
  Limited, Inc. ............................................    3,100         140,663
                                                                          -----------
Retail Food Chains -- 0.7%
  Albertson's, Inc. ........................................    1,890          97,453
  *Safeway, Inc. ...........................................    1,600          79,200
                                                                          -----------
                                                                              176,653
                                                                          -----------
Retail Merchandising -- 1.9%
  *Abercrombie & Fitch Co., Class A.........................    1,200          57,600
  *Kmart Corp. .............................................    9,530         156,649
  Sears, Roebuck & Co. .....................................    3,400         151,513
  TJX Companies, Inc. ......................................    2,800          93,275
                                                                          -----------
                                                                              459,037
                                                                          -----------
Semiconductors -- 1.5%
  Intel Corp. ..............................................    5,864         348,908
                                                                          -----------
Software -- 0.3%
  *Oracle Corp. ............................................    1,700          63,113
                                                                          -----------
Tobacco -- 0.4%
  Philip Morris Cos., Inc. .................................    1,800          72,337
  UST, Inc. ................................................      700          20,475
                                                                          -----------
                                                                               92,812
                                                                          -----------
Utilities -- 2.0%
  Baltimore Gas & Electric Co. .............................    2,600          77,025
  Consolidated Natural Gas Co. .............................      600          36,450
  DTE Energy Co. ...........................................    1,500          60,000
  El Paso Energy Corp. .....................................    2,300          80,931
  Enron Corp. ..............................................      800          65,400
  Pinnacle West Capital Corp. ..............................    1,800          72,450
  Public Service Enterprise Group, Inc. ....................    2,000          81,750
                                                                          -----------
                                                                              474,006
                                                                          -----------
        TOTAL COMMON STOCK (COST $20,734,348)...............               22,617,450
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Value Portfolio

Statement of Net Assets, June 30, 1999 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES       VALUE
-------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 4.0%
  Temporary Investment Fund, Inc. -- TempCash...............    935,845   $   935,845
                                                                          -----------
    TOTAL SHORT TERM INVESTMENTS (COST $935,845)............                  935,845
                                                                          -----------
    TOTAL INVESTMENTS -- 99.9% (COST $21,670,193)...........               23,553,295
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%...............                   11,931
                                                                          -----------
NET ASSETS -- 100.0%
  (Equivalent to $10.72 per share based on 2,198,751 shares
  of capital stock outstanding).............................              $23,565,226
                                                                          ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($23,565,226/2,198,751 shares outstanding)................              $     10.72
                                                                          ===========

* Non-Income producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Growth Portfolio

1999 Semi-Annual Review
Providentmutual Investment Management Company

--------------------------------------------------------------------------------

The total return for the Small Cap Growth Portfolio for the first half of 1999 was 26.63%. This return is far in excess of the 14.01% return of the Wilshire Small Growth Index: the benchmark we use to assess the performance of this portfolio.

The following two sub-advisers perform the day-to-day management of the portfolio. The two firms possess a proven small cap growth orientation and discipline.

                                                          APPROXIMATE
MANAGER                                                   PORTFOLIO %
-------                                                   -----------
Husic Capital Management................................       60%
Standish, Ayer & Wood...................................       40%
          Total Portfolio...............................      100%

In the second quarter it was the small cap growth stocks that generated the best US stock market returns. This represented a significant reversal of the trend that had been in place for 1998 and the first quarter of 1999: that of the performance dominance of the large caps. The broadening of the market was a direct result of stronger US and worldwide growth. Small cap stocks, particularly technology-related stocks, soared in the quarter. Superior stock selection by both sub-advisers explains the excellent portfolio performance.

The largest sector holdings of the fund include:

SECTOR                                                          %
------                                                        -----
Electronics.................................................  10.2%
Computers...................................................   8.3%
Broadcasting & Publishing...................................   8.1%
Business & Consumer Services................................   7.8%

We expect small US companies to continue to be the beneficiaries of robust growth. The investment process used for the portfolio positions it in dynamic growth sectors of the economy with investments in innovative, aggressive companies. The portfolio is also positioned to benefit from the profound nature of the Internet as an agent of change in communications and commerce.

We look forward to your continued support.

Sarah C. Lange, CFA

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Growth Portfolio

Statement of Net Assets, June 30, 1999
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 93.0%
Airlines -- 2.5%
  *Atlantic Coast Airlines, Inc. ...........................      4,900    $    93,100
  *Mesa Airlines, Inc. .....................................     13,800        103,716
  *Ryanair Holdings Plc.....................................      5,100        270,300
                                                                           -----------
                                                                               467,116
                                                                           -----------
Apparel -- 0.3%
  *Skechers USA, Inc., Class A..............................      5,300         55,650
                                                                           -----------
Automotive & Equipment -- 0.9%
  *Excelsior-Henderson Motorcycle...........................      4,700         28,200
  Exide Corp................................................     10,100        148,975
                                                                           -----------
                                                                               177,175
                                                                           -----------
Banks -- 2.3%
  *First Republic Bank, Inc. ...............................     10,600        306,737
  Westamerica Bancorporation................................      3,800        138,700
                                                                           -----------
                                                                               445,437
                                                                           -----------
Broadcasting & Publishing -- 8.1%
  *Ascent Entertainment Group...............................     19,400        274,025
  *Citadel Communications Corp. ............................      3,600        130,275
  *Emmis Broadcasting Corp., Class A........................      2,300        113,562
  *Metro Networks, Inc. ....................................      3,200        170,800
  Scandinavian Broadcasting S.A. ...........................      5,500        177,375
  *TCI Music, Inc., Class A.................................     10,200        360,825
  *USA Networks, Inc........................................      8,100        325,012
                                                                           -----------
                                                                             1,551,874
                                                                           -----------
Business & Consumer Services -- 7.8%
  *AdForce, Inc. ...........................................      1,400         32,900
  *AHL Services, Inc. ......................................      4,500        112,219
  *CBT Group Plc ADR........................................      5,100         84,150
  *Charles River Associates, Inc. ..........................      4,200        105,262
  *Corporate Executive Board Co. ...........................      3,500        124,469
  *Education Management Corp. ..............................      7,000        145,250
  *F.Y.I., Inc. ............................................      2,500         78,437
  *First Consulting Group...................................      4,200         44,625
  *Flycast Communications Corp. ............................      2,000         38,250
  *Getty Images, Inc. ......................................      1,500         28,312
  IT Group, Inc. ...........................................     13,800        221,662
  *MAXIMUS, Inc. ...........................................      3,600        103,500
  *Sportsline USA, Inc. ....................................      2,400         86,100
  *TMP Worldwide, Inc. .....................................      4,200        266,700
                                                                           -----------
                                                                             1,471,836
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Cable TV Systems -- 1.7%
  *Cablevision Systems Corp. ...............................      4,600    $   322,000
                                                                           -----------
Chemicals & Allied Products -- 1.0%
  Geon Co. .................................................      6,200        199,950
                                                                           -----------
Communications -- 7.7%
  *Adelphia Communications Corp., Class A...................      5,200        330,850
  Gray Communications.......................................      1,050         14,831
  *GST Telecommunications, Inc. ............................      4,400         58,025
  *Harmonic Lightwaves, Inc. ...............................      4,300        246,981
  *ICG Communications, Inc. ................................     10,500        224,438
  *Pinnacle Holdings, Inc. .................................      7,200        176,400
  *Voicestream Wireless Corp. ..............................      8,000        227,500
  *Western Wireless Corp., Class A..........................      7,200        194,400
                                                                           -----------
                                                                             1,473,425
                                                                           -----------
Computers -- 8.3%
  *Applied Micro Circuits Corp. ............................      1,900        156,275
  *Computer Network Technology Corp. .......................      7,400        160,025
  *Cybex Computer Products Corp. ...........................      2,900         80,837
  *Digital Island...........................................      4,700         84,306
  *Digital River, Inc. .....................................      2,200         73,150
  *Emulex Corp. ............................................        700         77,831
  *Excalibur Technologies Corp. ............................      5,400         76,950
  *Globespan, Inc. .........................................      1,400         55,650
  *Infospace.Com, Inc. .....................................      1,600         75,200
  *Mercury Interactive Corp. ...............................      3,200        113,200
  *QLogic Corp. ............................................      1,200        158,400
  *SBS Technologies.........................................      1,400         28,350
  *Siebel Systems, Inc. ....................................      5,000        331,875
  *WorldGate Communications, Inc. ..........................      1,700         87,125
                                                                           -----------
                                                                             1,559,174
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care -- 7.3%
  Bindley Western Industries, Inc. .........................     13,200    $   304,425
  *ChiRex, Inc. ............................................      2,300         73,887
  *Coulter Pharmaceutical, Inc. ............................      3,600         81,225
  *Cytyc Corp. .............................................      3,200         62,400
  *Emisphere Technologies, Inc. ............................      2,500         17,656
  *IMPATH, Inc. ............................................      1,200         32,400
  *Inhale Therapeutic Systems...............................      3,100         73,819
  *Ligand Pharmaceuticals, Inc., Class B....................      3,400         37,825
  *MedQuist, Inc. ..........................................      2,200         96,250
  *Novoste Corp. ...........................................      1,200         25,200
  *Oxford Health Plans, Inc. ...............................     15,500        241,219
  *Pharmaceutical Product Development, Inc. ................      2,300         62,962
  *Priority Healthcare Corp., Class B.......................      6,774        233,703
  *Vical, Inc. .............................................      3,000         36,375
                                                                           -----------
                                                                             1,379,346
                                                                           -----------
Electrical Equipment -- 1.5%
  *Micrel, Inc. ............................................      1,600        118,400
  *Quanta Services, Inc. ...................................      3,900        171,600
                                                                           -----------
                                                                               290,000
                                                                           -----------
Electronic Instruments -- 1.3%
  *ATMI, Inc. ..............................................      5,400        160,650
  *Veeco Instruments, Inc. .................................      2,500         85,000
                                                                           -----------
                                                                               245,650
                                                                           -----------
Electronics -- 10.2%
  *Cree Research, Inc. .....................................      1,200         92,325
  *LAM Research Corp. ......................................      6,100        284,794
  *Photronics, Inc. ........................................      4,500        110,250
  *PLX Technology, Inc. ....................................     12,800        606,400
  *SDL, Inc. ...............................................      5,900        301,269
  *Semtech Corp. ...........................................      3,700        192,862
  *Triquint Semiconductor, Inc. ............................      3,600        204,525
  *Unitrode Corp. ..........................................      5,500        157,781
                                                                           -----------
                                                                             1,950,206
                                                                           -----------
Entertainment -- 0.5%
  *Cinar Films, Inc. .......................................      4,200        102,900
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Finance -- 4.0%
  *Golden State Bancorp, Inc. ..............................      7,600    $   167,200
  Investment Technology Group, Inc. ........................      3,400        110,075
  Jefferies Group, Inc. ....................................      3,400        102,000
  *Nextcard, Inc. ..........................................      7,300        247,744
  *NCO Group, Inc. .........................................      1,600         60,800
  *Net.B@nk, Inc. ..........................................      1,800         68,400
                                                                           -----------
                                                                               756,219
                                                                           -----------
Finance - Investment & Other -- 1.3%
  *Nasdaq-100 Shares........................................      1,000        115,063
  S & P 400 Mid-Cap Depositary Receipts.....................      1,800        141,075
                                                                           -----------
                                                                               256,138
                                                                           -----------
Food & Food Distributors -- 0.5%
  *United Natural Foods, Inc. ..............................      4,200        103,950
                                                                           -----------
Hotel/Restaurants -- 1.5%
  *Mandalay Resort Group....................................     13,400        283,075
                                                                           -----------
Industrial & Commercial Services -- 0.1%
  *Access Worldwide Communications, Inc. ...................      3,800         23,750
                                                                           -----------
Insurance -- 0.5%
  *FPIC Insurance Group, Inc. ..............................      2,000         97,000
                                                                           -----------
Leasing -- 0.2%
  *Indigo Aviation AB ADR...................................      7,000         46,375
                                                                           -----------
Leisure & Amusements -- 3.9%
  *Bally Total Fitness Holding Corp. .......................     11,300        320,638
  *Hibbett Sporting Goods, Inc. ............................      2,600         57,200
  *Racing Champions Corp. ..................................      3,000         21,375
  *Preview Travel, Inc. ....................................      5,900        129,431
  *Steiner Leisure Ltd. ....................................      4,300        130,344
  *Tweeter Home Entertainment Group, Inc. ..................      2,300         90,275
                                                                           -----------
                                                                               749,263
                                                                           -----------
Manufacturing -- 2.1%
  Kennametal, Inc. .........................................      8,200        254,200
  *MotivePower Industries, Inc. ............................      4,650         82,538
  *Westinghouse Air Brake, Inc. ............................      2,300         59,656
                                                                           -----------
                                                                               396,394
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Medical & Medical Services -- 0.7%
  *Closure Medical Corp. ...................................      4,300    $   129,000
                                                                           -----------
Metals - Iron & Steel -- 0.2%
  *Mueller Industries, Inc. ................................      1,300         44,119
                                                                           -----------
Oil & Gas -- 0.3%
  *Cal Dive International, Inc. ............................      1,900         56,763
                                                                           -----------
Oil Equipment & Services -- 5.8%
  *BJ Services Co. .........................................     10,700        314,981
  *Core Laboratories N.V. ..................................      1,700         23,694
  *Marine Drilling..........................................     18,700        255,956
  *Rowan Cos., Inc. ........................................     16,700        307,906
  *Smith International, Inc. ...............................      4,800        208,500
                                                                           -----------
                                                                             1,111,037
                                                                           -----------
Real Estate -- 0.5%
  *Realty Information Group, Inc. ..........................      2,200         95,700
                                                                           -----------
Restaurants -- 1.0%
  Applebee's International, Inc. ...........................      4,000        120,500
  *Buca, Inc. ..............................................      4,000         66,000
                                                                           -----------
                                                                               186,500
                                                                           -----------
Retail - Clothing and Apparel -- 1.2%
  *Buckle, Inc. ............................................      3,772        108,445
  *The Finish Line, Inc., Class A...........................     10,500        118,125
                                                                           -----------
                                                                               226,570
                                                                           -----------
Retail Food Chains -- 0.5%
  TCBY Enterprises, Inc. ...................................     14,400         87,300
                                                                           -----------
Retail Merchandising -- 1.2%
  *Bebe Stores, Inc. .......................................      2,800         95,200
  *The Wet Seal, Inc., Class A..............................      4,500        128,813
                                                                           -----------
                                                                               224,013
                                                                           -----------
Security Services -- 0.5%
  *Kroll-O'Gara Co. ........................................      4,200         92,663
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Growth Portfolio

Statement of Net Assets, June 30, 1999 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Software -- 2.8%
  Abovenet Communications, Inc. ............................      3,200    $   129,200
  *Concentric Networking Corp. .............................      2,200         87,450
  *Landmark Systems Corp. ..................................      2,800         29,050
  *Pervasive Software, Inc. ................................      5,800        144,275
  *Security First Technologies..............................      1,900         85,738
  *TSI International Software Ltd. .........................      2,000         56,750
                                                                           -----------
                                                                               532,463
                                                                           -----------
Technology -- 0.1%
  Diamond Technology Partners, Inc. ........................        500         11,188
                                                                           -----------
Transportation -- 2.3%
  *Atlas Air, Inc. .........................................      6,900        222,525
  *Eagle USA Airfreight, Inc. ..............................      3,400        144,288
  *Forward Air Corp. .......................................      2,700         75,938
                                                                           -----------
                                                                               442,751
                                                                           -----------
Waste Management -- 0.4%
  *Waste Connections, Inc. .................................      2,300         70,150
                                                                           -----------
    TOTAL COMMON STOCK (COST $14,782,456)...................                17,714,120
                                                                           -----------
SHORT TERM INVESTMENTS -- 9.3%
  Temporary Investment Fund, Inc. -- TempCash...............    1,775,452    1,775,452
                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $1,775,452)..........                 1,775,452
                                                                           -----------
    TOTAL INVESTMENTS -- 102.3% (COST $16,557,908)..........                19,489,572
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.3%).............                  (443,728)
                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $12.40 per share based on 1,536,063 shares
    of capital stock outstanding)...........................               $19,045,844
                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($19,045,844/1,536,063 shares outstanding)................               $     12.40
                                                                           ===========

* Non-Income producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

1999 Semi-Annual Review
Providentmutual Investment Management Company

--------------------------------------------------------------------------------

The total return for the Small Cap Value Portfolio for the first half of 1999 was -1.12%. This return significantly lagged the 6.82% return of the Wilshire Small Value Index: the benchmark we use to assess the performance of the portfolio.

The following two sub-advisers perform the day-to-day management of the portfolio. The two firms possess a small cap value orientation and discipline.

                                                          APPROXIMATE
MANAGER                                                   PORTFOLIO %
-------                                                   -----------
Denver Investment Advisors..............................       60%
1838 Investment Advisors................................       40%
Total Portfolio.........................................      100%

The market environment for the first quarter clearly favored large cap and growth names. The second quarter was quite different from the first. Renewed investor confidence in our economic expansion created a healthy environment for small cap stocks and value investing in general. Second quarter performance of the portfolio was strong: up 16.4%, but this rebound could not offset the weak performance of the first quarter.

The largest sector holdings of the fund include:

SECTOR                                                          %
------                                                        -----
Retail Merchandising........................................   7.0%
Insurance...................................................   6.5%
Real Estate.................................................   6.2%

Conditions were certainly better for value investors in the second quarter and we believe these conditions can continue. Investors have taken notice of the low relative valuations of small and mid cap stocks with good earnings potential. These valuations stand in sharp contrast to the somewhat lofty valuations of the large cap names.

The portfolio targets stable or improving businesses at low multiples of price to earnings, price to book value, and price to cash flow. The investment discipline used prohibits paying up for expensive stocks and targets inexpensive stocks relative to their fundamentals. The environment is also ripe for mergers and acquisitions. We look forward to your continued support and to our long-term goal of capital appreciation.

Sarah C. Lange, CFA

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

Statement of Net Assets, June 30, 1999
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 96.1%
Aerospace & Defense -- 3.2%
  AAR Corp. ................................................         1,400    $    31,762
  *Alliant Techsystems, Inc. ...............................         1,100         95,150
  Ducommun, Inc. ...........................................         2,200         26,262
  Kellstrom Industries, Inc. ...............................         3,500         63,875
  Primex Technologies, Inc. ................................           600         12,937
  *Remec, Inc. .............................................         1,500         24,187
  Thiokol Corp. ............................................         2,000         90,375
                                                                              -----------
                                                                                  344,548
                                                                              -----------
Airlines -- 1.0%
  *Alaska Air Group, Inc. ..................................           800         33,400
  *America West Airlines, Inc. .............................         4,150         78,331
                                                                              -----------
                                                                                  111,731
                                                                              -----------
Auto Manufacturers -- 0.3%
  Winnebago Industries, Inc. ...............................         1,600         36,000
                                                                              -----------
Automobiles -- 1.1%
  *Dura Automotive Systems, Inc. ...........................         1,800         59,850
  Terex Corp. ..............................................         1,900         57,831
                                                                              -----------
                                                                                  117,681
                                                                              -----------
Automotive Equipment -- 1.3%
  Arvin Industries, Inc. ...................................         1,100         41,662
  *Delco Remy International, Inc. ..........................           410          4,510
  *Tower Automotive, Inc. ..................................         3,900         99,206
                                                                              -----------
                                                                                  145,378
                                                                              -----------
Banks -- 1.9%
  Andover Bancorp, Inc. ....................................           800         25,100
  Chittenden Corp. .........................................         1,807         56,469
  Colonial BancGroup, Inc. .................................         2,000         27,875
  Dime Community Bancorp, Inc. .............................         2,150         49,987
  Riggs National Corp. .....................................         2,000         41,125
                                                                              -----------
                                                                                  200,556
                                                                              -----------
Beverages -- 0.9%
  *Canandaigua Brands, Inc., Class A........................         1,300         68,169
  Coors (Adolph) Co., Class B...............................           600         29,700
                                                                              -----------
                                                                                   97,869
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Broadcasting & Publishing -- 1.5%
  *World Color Press, Inc. .................................         4,500    $   123,750
  Valassis Communications, Inc. ............................         1,050         38,456
                                                                              -----------
                                                                                  162,206
                                                                              -----------
Building & Building Supplies -- 5.2%
  BMC West Corp. ...........................................         3,320         38,180
  Coachmen Industries, Inc. ................................         2,250         52,312
  Engle Homes, Inc. ........................................         1,260         17,325
  Florida Rock Industries, Inc. ............................           500         22,750
  Holophane Corp. ..........................................         1,460         55,662
  Horton (D.R.), Inc. ......................................         3,320         55,195
  Lafarge Corp. ............................................         2,300         81,506
  Lone Star Industries, Inc. ...............................         1,950        144,616
  M/I Schottenstein Homes, Inc. ............................           500          9,219
  Texas Industries, Inc. ...................................         1,000         38,750
  *Toll Brothers, Inc. .....................................         2,150         46,091
                                                                              -----------
                                                                                  561,606
                                                                              -----------
Business & Consumer Services -- 2.8%
  ADVO, Inc. ...............................................         2,630         54,572
  *Personnel Group of America, Inc. ........................         4,100         41,000
  *Seitel, Inc. ............................................         4,000         64,750
  Sterling Software, Inc. ..................................         5,300        141,443
                                                                              -----------
                                                                                  301,765
                                                                              -----------
Chemicals & Allied Products -- 0.5%
  General Cable Corp. ......................................         3,710         59,360
                                                                              -----------
Communications -- 0.6%
  CommScope, Inc. ..........................................         1,300         39,975
  *Teltrend, Inc. ..........................................         1,000         21,250
                                                                              -----------
                                                                                   61,225
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Computers -- 3.4%
  Bel Fuse, Inc., Class B...................................           900    $    23,400
  *Black Box Corp. .........................................         1,350         67,669
  *Brooktrout Technology, Inc. .............................         1,500         24,094
  *In Focus Systems, Inc. ..................................         2,800         42,000
  *InterVoice, Inc. ........................................         4,600         66,413
  *Pomeroy Computer Resources, Inc. ........................         2,300         32,056
  Software Spectrum, Inc. ..................................         1,200         19,500
  *Symantec Corp. ..........................................         3,500         89,250
                                                                              -----------
                                                                                  364,382
                                                                              -----------
Construction -- 1.1%
  M.D.C. Holdings, Inc. ....................................         2,400         51,600
  Morrison Knudsen Corp. ...................................         6,600         68,062
                                                                              -----------
                                                                                  119,662
                                                                              -----------
Consumer Products -- 0.3%
  Central Garden & Pet Co. .................................         2,910         29,827
                                                                              -----------
Containers -- 1.1%
  *Ivex Packaging Corp. ....................................         2,640         58,080
  *Shorewood Packaging......................................           500          9,219
  *US Can Corp. ............................................         2,150         47,837
                                                                              -----------
                                                                                  115,136
                                                                              -----------
Cosmetics & Toiletries -- 0.1%
  Helen of Troy Ltd. .......................................           600         10,763
                                                                              -----------
Drugs & Health Care -- 2.2%
  Bindley Western Industries, Inc. .........................         4,933        113,775
  Roberts Pharmaceutical Corp. .............................         5,000        121,250
                                                                              -----------
                                                                                  235,025
                                                                              -----------
Electrical Equipment -- 0.7%
  Cable Design Technologies, Inc. ..........................         1,400         21,612
  UCAR International, Inc. .................................         2,240         56,560
                                                                              -----------
                                                                                   78,172
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electronics -- 4.4%
  *Aeroflex, Inc. ..........................................         2,300    $    45,425
  AVX Corp. ................................................         3,750         91,406
  BEC Energy................................................         2,100         86,625
  *Benchmark Electronics, Inc. .............................         1,400         50,312
  Burr-Brown Corp. .........................................         1,760         64,460
  *DII Group, Inc. .........................................         1,160         43,282
  *Oak Industries, Inc. ....................................         1,370         59,852
  *Stoneridge, Inc. ........................................         1,300         17,550
  TNP Enterprises, Inc. ....................................           600         21,750
                                                                              -----------
                                                                                  480,662
                                                                              -----------
Energy -- 0.6%
  *Calpine Corp. ...........................................           900         48,600
  Dynegy, Inc. .............................................           900         18,337
                                                                              -----------
                                                                                   66,937
                                                                              -----------
Engineering -- 0.5%
  URS Corp. ................................................         1,700         49,831
                                                                              -----------
Entertainment -- 0.7%
  *Harrah's Entertainment, Inc. ............................         3,310         72,820
                                                                              -----------
Finance -- 4.5%
  Advest Group, Inc. .......................................         1,400         27,912
  Astoria Financial Corp. ..................................         2,000         87,875
  Dain Rauscher Corp. ......................................           800         43,300
  Downey Financial Corp. ...................................         1,800         39,487
  *Golden State Bancorp, Inc. ..............................         4,900        107,800
  Heller Financial, Inc. ...................................         5,830        162,147
  MAF Bancorp, Inc. ........................................           700         16,975
                                                                              -----------
                                                                                  485,496
                                                                              -----------
Finance - Investment & Other -- 0.3%
  Southwest Securities Group, Inc. .........................           500         35,875
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Food & Food Distributors -- 5.3%
  *Ben & Jerry's Homemade, Inc., Class A....................         1,400    $    38,850
  Earthgrains Co. ..........................................         4,200        108,412
  Fresh Del Monte Produce, Inc. ............................         2,420         34,182
  Great Atlantic & Pacific Tea Co., Inc. ...................         1,600         54,100
  Pilgrim's Pride Corp., Class B............................           900         27,000
  *Ralcorp Holdings, Inc. ..................................         6,100         97,981
  *Smithfield Foods, Inc. ..................................         4,820        161,169
  *Suiza Foods Corp. .......................................           800         33,500
  *Sylvan, Inc. ............................................         1,940         22,553
                                                                              -----------
                                                                                  577,747
                                                                              -----------
Healthcare Services -- 2.3%
  Conventry Health Care, Inc. ..............................         4,090         44,734
  *Trigon Healthcare, Inc. .................................         5,570        202,609
                                                                              -----------
                                                                                  247,343
                                                                              -----------
Home Furnishings -- 1.3%
  American Woodmark Corp. ..................................         1,070         37,718
  *Furniture Brands International, Inc. ....................         2,830         78,886
  *LADD Furniture, Inc. ....................................         1,000         21,000
                                                                              -----------
                                                                                  137,604
                                                                              -----------
Hotel/Restaurants -- 0.9%
  Innkeepers USA Trust, Inc. ...............................         4,000         40,000
  Sun International Hotels Ltd. ............................         1,370         61,308
                                                                              -----------
                                                                                  101,308
                                                                              -----------
Industrial -- 0.8%
  *UNIFI, Inc. .............................................         4,100         87,125
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Insurance -- 6.5%
  Allmerica Financial Corp. ................................           880    $    53,515
  Chicago Title Corp. ......................................         1,300         46,394
  *CNA Surety Corp. ........................................         3,710         56,809
  Delphi Financial Group, Inc., Class A.....................         1,238         44,413
  Enhance Financial Services Group, Inc. ...................         1,200         23,700
  Everest Re Holdings, Inc. ................................         2,240         73,080
  FBL Financial Group, Inc. ................................         1,000         19,500
  *FPIC Insurance Group, Inc. ..............................         1,170         56,745
  Fremont General Corp. ....................................         2,900         54,738
  Harleysville Group, Inc. .................................         2,140         43,870
  HCC Insurance Holdings, Inc. .............................         3,320         75,323
  LandAmerica Financial Group, Inc. ........................         2,000         57,500
  LaSalle Re Holdings Ltd. .................................         2,000         34,000
  *Penn Treaty American Corp. ..............................         1,160         27,913
  State Auto Financial......................................         2,340         31,590
                                                                              -----------
                                                                                  699,090
                                                                              -----------
Leasing -- 3.9%
  *Avis Rent A Car, Inc. ...................................         5,400        157,275
  Dollar Thrifty Automotive Group, Inc. ....................         2,300         53,475
  *Indigo Aviation AB ADR...................................         1,650         10,931
  Rent Way, Inc. ...........................................         3,300         81,263
  Rollins Truck Leasing.....................................         5,250         58,406
  Varlen Corp. .............................................         1,500         60,750
                                                                              -----------
                                                                                  422,100
                                                                              -----------
Machinery & Heavy Equipment -- 0.7%
  Oshkosh Truck Corp. ......................................           800         40,250
  Tecumseh Products Co., Class A............................           500         30,281
                                                                              -----------
                                                                                   70,531
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Manufacturing -- 4.4%
  AptarGroup, Inc. .........................................         2,600    $    78,000
  *Buckeye Technologies, Inc. ..............................         2,620         39,791
  Fedders Corp., Class A....................................         3,910         23,949
  Koala Corp. ..............................................           300          8,025
  *Monaco Coach Corp. ......................................         1,350         57,122
  Moog, Inc., Class A.......................................           800         27,500
  Oxford Industries, Inc. ..................................         1,000         28,313
  Quanex Corp. .............................................         2,050         58,425
  Ruddick Corp. ............................................         3,700         74,000
  *Velcro Industries N.V....................................         2,910         35,284
  *Wolverine Tube, Inc. ....................................         1,850         46,481
                                                                              -----------
                                                                                  476,890
                                                                              -----------
Manufacturing Equipment -- 0.3%
  Transportation Technologies Industries....................         2,300         30,475
                                                                              -----------
Medical Equipment & Supplies -- 0.3%
  *Del Global Technologies Corp. ...........................         3,620         35,295
                                                                              -----------
Medical & Medical Services -- 2.3%
  Bard (C.R.), Inc. ........................................           800         38,250
  CONMED Corp. .............................................         1,800         55,125
  *Dura Pharmaceuticals, Inc. ..............................         3,300         39,394
  *Medco Research, Inc. ....................................         1,000         26,250
  *Medicis Pharmaceutical Corp., Class A....................           800         20,300
  *Polymedica Corp. ........................................         1,800         18,000
  US Oncology, Inc. ........................................         4,042         48,504
                                                                              -----------
                                                                                  245,823
                                                                              -----------
Metals -  Iron & Steel -- 0.5%
  AK Steel Holding Corp. ...................................         1,000         22,500
  Ryerson Tull, Inc. .......................................         1,500         33,844
                                                                              -----------
                                                                                   56,344
                                                                              -----------
Office Equipment & Supplies -- 0.4%
  United Stationers, Inc. ..................................         1,850         40,700
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Oil & Gas -- 2.5%
  *Cal Dive International, Inc. ............................         1,270    $    37,941
  Louis Dreyfus Natural Gas Co. ............................         1,800         38,812
  Pennzoil-Quaker State Co. ................................         2,700         40,500
  Southwest Gas Corp. ......................................         1,900         54,388
  *Tesoro Petroleum Corp. ..................................         5,900         94,031
                                                                              -----------
                                                                                  265,672
                                                                              -----------
Oil Equipment & Services -- 0.8%
  *SEACOR SMIT, Inc. .......................................         1,670         89,345
                                                                              -----------
Paper & Forest Products -- 1.1%
  Boise Cascade Corp. ......................................         1,300         55,900
  Chesapeake Corp. .........................................         1,700         63,644
                                                                              -----------
                                                                                  119,544
                                                                              -----------
Real Estate -- 6.2%
  Annaly Mortgage Management, Inc. .........................         1,300         14,625
  Bradley Real Estate, Inc. ................................         1,200         24,900
  Brandywine Realty Trust...................................         4,260         84,402
  Chelsea GCA Realty, Inc. .................................         1,370         50,861
  Eastgroup Properties......................................         1,800         36,113
  Essex Property Trust, Inc. ...............................         1,600         56,600
  Healthcare Realty Trust...................................         1,320         27,720
  Health Care REIT, Inc. ...................................         2,700         62,775
  Liberty Property Trust....................................         3,200         79,600
  Mack-Cali Realty Corp. ...................................         1,600         49,500
  Mills Corp. ..............................................         1,400         30,363
  Pacific Gulf Properties, Inc. ............................         1,560         35,295
  Parkway Properties, Inc. .................................         1,500         49,688
  Prentiss Properties Trust.................................         3,000         70,500
                                                                              -----------
                                                                                  672,942
                                                                              -----------
Restaurants -- 1.2%
  *O'Charleys, Inc. ........................................         2,380         38,080
  *RARE Hospitality International, Inc. ....................         3,430         87,465
                                                                              -----------
                                                                                  125,545
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

Statement of Net Assets, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Retail -  Clothing and Apparel -- 1.8%
  Blair Corp. ..............................................         1,000    $    26,938
  Cato Corp., Class A.......................................         3,100         36,038
  *The Finish Line, Inc., Class A...........................         3,220         36,225
  Tropical Sportswear International Corp. ..................         2,970         94,669
                                                                              -----------
                                                                                  193,870
                                                                              -----------
Retail Merchandising -- 7.0%
  *Ames Department Stores, Inc. ............................         1,250         57,031
  BJ's Wholesale Club, Inc. ................................         2,920         87,783
  Claire's Stores, Inc. ....................................         1,750         44,844
  *Elder-Beerman Stores Corp. ..............................         4,100         29,981
  Haverty Furniture Companies, Inc. ........................           900         31,669
  Pier 1 Imports, Inc. .....................................         6,410         72,113
  *Rex Stores Corp. ........................................         1,000         29,813
  ShopKo Stores, Inc. ......................................         4,400        159,500
  *Zale Corp. ..............................................         6,750        270,000
                                                                              -----------
                                                                                  782,734
                                                                              -----------
Semiconductors -- 0.3%
  *Integrated Device Technology, Inc. ......................         3,200         34,800
                                                                              -----------
Software -- 0.6%
  *Best Software, Inc. .....................................         2,400         38,700
  *GT Interactive Software Corp. ...........................         3,780         13,230
  Progress Software Corp. ..................................           400         11,300
                                                                              -----------
                                                                                   63,230
                                                                              -----------
Transportation -- 1.7%
  Arkansas Best Corp. ......................................         2,800         27,825
  *Consolidated Freightways Corp. ..........................         1,400         17,981
  Roadway Express, Inc. ....................................         1,300         25,188
  Sea Containers Ltd., Class A..............................         2,200         73,838
  USFreightways Corp. ......................................           900         41,681
                                                                              -----------
                                                                                  186,513
                                                                              -----------
Utilities -- 2.0%
  Central Hudson Gas & Electric Corp. ......................         1,400         58,800
  Cleco Corp. ..............................................         1,600         48,600
  Rochester Gas and Electric Corp. .........................         2,600         69,063
  United Illuminating Co. ..................................           900         38,194
                                                                              -----------
                                                                                  214,657
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

Statement of Net Assets, June 30, 1999 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Waste Management -- 0.8%
  *Safety-Kleen Corp. ......................................         4,975    $    90,172
                                                                              -----------
    TOTAL COMMON STOCK (COST $9,793,602)....................                   10,411,912
                                                                              -----------
SHORT TERM INVESTMENTS -- 6.5%
Temporary Investment Fund, Inc.  --  TempCash...............       706,996        706,996
                                                                              -----------
    TOTAL SHORT TERM INVESTMENTS (COST $706,996)............                      706,996
                                                                              -----------
    TOTAL INVESTMENTS -- 102.6% (COST $10,500,598)..........                   11,118,908
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.6)%.............                     (284,200)
                                                                              -----------
NET ASSETS -- 100.0%
  (Equivalent to $8.14 per share based on 1,331,688 shares
    of capital stock outstanding)...........................                  $10,834,708
                                                                              ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($10,834,708/1,331,688 shares outstanding)................                  $      8.14
                                                                              ===========

* Non-Income producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Statement of Operations for the Six Months Ended June 30, 1999
(Unaudited)

--------------------------------------------------------------------------------

                                                                               MONEY
                                                                GROWTH         MARKET         BOND
                                                               PORTFOLIO     PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................  $ 2,554,570    $       --    $        --
  Interest..................................................      341,731     2,418,045      1,139,600
    Less: foreign taxes withheld............................       (7,821)           --             --
                                                              -----------    ----------    -----------
    Total Investment Income.................................    2,888,480     2,418,045      1,139,600
                                                              -----------    ----------    -----------
EXPENSES:
  Investment advisory fee...................................      508,438       121,628         62,025
  Administration fee........................................      114,537        34,926         12,737
  Directors' fee............................................       12,713         3,756          1,378
  Transfer agent fee........................................        3,391         1,551          1,038
  Custodian fee.............................................       16,132         6,158          3,619
  Legal fees................................................       27,085         7,615          2,949
  Audit fees................................................       19,036         5,305          1,924
  Printing..................................................       41,360        10,424          3,801
  Insurance.................................................        8,644         2,345            843
  Miscellaneous.............................................        2,356           754            597
                                                              -----------    ----------    -----------
                                                                  753,692       194,462         90,911
  Less: expenses waived by Administrator and/or reimbursed
    by affiliated insurance company.........................       (6,384)       (2,750)        (1,067)
                                                              -----------    ----------    -----------
    Total expenses..........................................      747,308       191,712         89,844
                                                              -----------    ----------    -----------
    Net investment income (loss)............................    2,141,172     2,226,333      1,049,756
                                                              -----------    ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) from:
    Investments.............................................    8,764,510           (43)      (411,978)
    Foreign Currency related translations...................           --            --             --
                                                              -----------    ----------    -----------
                                                                8,764,510           (43)      (411,978)
                                                              -----------    ----------    -----------
  Net change in unrealized appreciation (depreciation) from:
    Investments.............................................   13,506,076            --     (1,968,350)
    Foreign currency related translations...................           --            --             --
                                                              -----------    ----------    -----------
                                                               13,506,076            --     (1,968,350)
                                                              -----------    ----------    -----------
    Net gain (loss) on investments and foreign currency
      transactions..........................................   22,270,586           (43)    (2,380,328)
                                                              -----------    ----------    -----------
    Net increase (decrease) in net assets resulting from
      operations............................................  $24,411,758    $2,226,290    $(1,330,572)
                                                              ===========    ==========    ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Statement of Operations for the Six Months Ended June 30, 1999 -- (Concluded) (Unaudited)

--------------------------------------------------------------------------------

                  AGGRESSIVE                    SENTINEL      LARGE        LARGE        SMALL        SMALL
      MANAGED       GROWTH     INTERNATIONAL     GROWTH        CAP          CAP          CAP          CAP
     PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO      GROWTH       VALUE        GROWTH       VALUE
------------------------------------------------------------------------------------------------------------
     $  344,871   $  211,475    $1,215,573     $   40,233   $   56,994   $  151,166   $    5,834   $  48,273
        922,749       98,140        36,629         15,919       17,963       21,196       31,483      15,550
           (869)          --       (75,688)            --           --          (25)          --          --
     ----------   ----------    ----------     ----------   ----------   ----------   ----------   ---------
      1,266,751      309,615     1,176,514         56,152       74,957      172,337       37,317      63,823
     ----------   ----------    ----------     ----------   ----------   ----------   ----------   ---------
        143,193      110,148       266,011         33,050       66,319       62,699       58,260      36,943
         25,198       19,237        37,192          4,736        6,755        6,401        4,611       2,938
          2,790        1,813         2,823            498          608          575          428         265
          1,326        1,188         1,332            853          900          892          850         812
          3,830        4,249        23,102          2,471        4,686        7,552        5,829       7,847
          5,856        4,558         5,923          1,113        1,167        1,112          844         523
          4,119        2,583         4,307            727        1,019          970          663         441
          7,521        5,741         7,598          2,331        2,017        1,911        1,376         877
          1,828        1,564         2,073            301          349          354          160         154
            699          510           968            998          587          585          576         566
     ----------   ----------    ----------     ----------   ----------   ----------   ----------   ---------
        196,360      151,591       351,329         47,078       84,407       83,051       73,597      51,366
           (298)        (240)       (8,117)             0       (2,411)      (3,532)      (1,580)     (1,091)
     ----------   ----------    ----------     ----------   ----------   ----------   ----------   ---------
        196,062      151,351       343,212         47,078       81,996       79,519       72,017      50,275
     ----------   ----------    ----------     ----------   ----------   ----------   ----------   ---------
      1,070,689      158,264       833,302          9,074       (7,039)      92,818      (34,700)     13,548
     ----------   ----------    ----------     ----------   ----------   ----------   ----------   ---------

        991,385    1,729,499     3,646,507      1,512,242    1,297,679      347,826    1,390,904    (634,314)
             --           --      (120,897)            --           --           --           --          --
     ----------   ----------    ----------     ----------   ----------   ----------   ----------   ---------
        991,385    1,729,499     3,525,610      1,512,242    1,297,679      347,826    1,390,904    (634,314)
     ----------   ----------    ----------     ----------   ----------   ----------   ----------   ---------
        509,352    2,675,919     2,378,550        483,451      845,065    1,173,106    1,653,886     733,260
             --           --       (12,965)            --           --           --           --          --
     ----------   ----------    ----------     ----------   ----------   ----------   ----------   ---------
        509,352    2,675,919     2,365,585        483,451      845,065    1,173,106    1,653,886     733,260
     ----------   ----------    ----------     ----------   ----------   ----------   ----------   ---------
      1,500,737    4,405,418     5,891,195      1,995,693    2,142,744    1,520,932    3,044,790      98,946
     ----------   ----------    ----------     ----------   ----------   ----------   ----------   ---------
     $2,571,426   $4,563,682    $6,724,497     $2,004,767   $2,135,705   $1,613,750   $3,010,090   $ 112,494
     ==========   ==========    ==========     ==========   ==========   ==========   ==========   =========

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                    FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                                                                 (UNAUDITED)
                                                               MONEY                                  AGGRESSIVE
                                                GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                              PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)............  $  2,141,172   $ 2,226,333   $ 1,049,756   $ 1,070,689   $   158,264    $   833,302
   Net realized gain (loss) on investments
    and foreign currency related
    transactions...........................     8,764,510           (43)     (411,978)      991,385     1,729,499      3,525,610
   Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency translations..........    13,506,076            --    (1,968,350)      509,352     2,675,919      2,365,585
                                             ------------   -----------   -----------   -----------   -----------    -----------
   Net increase (decrease) in net assets
    resulting from operations..............    24,411,758     2,226,290    (1,330,572)    2,571,426     4,563,682      6,724,497
 Distributions:
   From net investment income..............    (1,058,688)   (2,226,333)     (506,981)     (499,598)     (293,724)      (813,330)
   From net realized gains.................    (6,184,504)           --      (398,338)   (3,406,936)   (7,283,996)    (4,172,939)
 Capital share transactions:
   Net contributions from affiliated life
    insurance companies....................       128,661     8,196,480       929,104    10,459,310     6,321,299      1,653,964
                                             ------------   -----------   -----------   -----------   -----------    -----------
    Total increase in net assets...........    17,297,227     8,196,437    (1,306,787)    9,124,202     3,307,261      3,392,192
NET ASSETS
 Beginning of period.......................   315,298,521    91,452,921    36,845,922    67,805,311    56,495,315     71,363,209
                                             ------------   -----------   -----------   -----------   -----------    -----------
 End of Period.............................  $332,595,748   $99,649,358   $35,539,135   $76,929,513   $59,802,576    $74,755,401
                                             ============   ===========   ===========   ===========   ===========    ===========

--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED DECEMBER 31, 1998
                                                               MONEY                                  AGGRESSIVE
                                                GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                              PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)............  $  4,452,995   $ 4,067,363   $ 1,728,246   $ 1,980,933   $   293,724    $   736,418
   Net realized gain (loss) on investments
    and foreign currency related
    transactions...........................     6,148,289            --       398,338     3,402,294     7,283,996      4,178,860
   Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency translations..........    26,998,570            --       132,450     1,925,076    (3,566,325)     1,384,334
                                             ------------   -----------   -----------   -----------   -----------    -----------
   Net increase (decrease) in net assets
    resulting from operations..............    37,599,854     4,067,363     2,259,034     7,308,303     4,011,395      6,299,612
 Distributions:
   From net investment income..............    (4,464,024)   (4,067,363)   (1,551,787)   (1,940,488)     (391,790)      (478,318)
   From net realized gains.................   (35,634,593)           --        (3,599)   (2,699,617)   (3,740,193)    (4,341,196)
 Capital share transactions:
   Net contributions from affiliated life
    insurance companies....................    50,407,953    27,114,010    12,791,904     9,069,604     8,041,798      7,369,655
                                             ------------   -----------   -----------   -----------   -----------    -----------
    Total increase in net assets...........    47,909,190    27,114,010    13,495,552    11,737,802     7,921,210      8,849,753
NET ASSETS
 Beginning of period.......................   267,389,331    64,338,911    23,350,370    56,067,509    48,574,105     62,513,456
                                             ------------   -----------   -----------   -----------   -----------    -----------
 End of Period.............................  $315,298,521   $91,452,921   $36,845,922   $67,805,311   $56,495,315    $71,363,209
                                             ============   ===========   ===========   ===========   ===========    ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Statements of Changes in Net Assets -- (Concluded)

--------------------------------------------------------------------------------

                                                                            FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                                                                          (UNAUDITED)
                                                               SENTINEL        LARGE         LARGE         SMALL         SMALL
                                                                GROWTH          CAP           CAP           CAP           CAP
                                                               PORTFOLIO      GROWTH         VALUE        GROWTH         VALUE
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss).............................  $     9,074   $    (7,039)  $    92,818   $   (34,700)  $    13,548
   Net realized gain (loss) on investments and foreign
    currency related transactions...........................    1,512,242     1,297,679       347,826     1,390,904      (634,314)
   Net change in unrealized appreciation (depreciation) on
    investments and foreign currency translations...........      483,451       845,065     1,173,106     1,653,886       733,260
                                                              -----------   -----------   -----------   -----------   -----------
   Net increase (decrease) in net assets resulting from
    operations..............................................    2,004,767     2,135,705     1,613,750     3,010,090       112,494
 Distributions:
   From net investment income...............................      (23,574)       (3,102)     (105,080)           --       (17,055)
   From net realized gains..................................     (537,394)           --            --            --            --
 Capital share transactions:
   Net contributions from affiliated life insurance
    companies...............................................    1,628,267    10,107,324     6,440,655     6,350,489     2,666,010
                                                              -----------   -----------   -----------   -----------   -----------
    Total increase in net assets............................    3,072,066    12,239,927     7,949,325     9,360,579     2,761,449
NET ASSETS
 Beginning of period........................................   12,166,979    14,306,655    15,615,901     9,685,265     8,073,259
                                                              -----------   -----------   -----------   -----------   -----------
 End of Period..............................................  $15,239,045   $26,546,582   $23,565,226   $19,045,844   $10,834,708
                                                              ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------

                                                                       FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 1998
                                                               SENTINEL        LARGE         LARGE        SMALL        SMALL
                                                                GROWTH          CAP           CAP          CAP          CAP
                                                               PORTFOLIO      GROWTH*       VALUE*       GROWTH*       VALUE*
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss).............................  $    23,575   $     3,102   $   105,080   $   (5,142)  $   17,080
   Net realized gain (loss) on investments and foreign
    currency related transactions...........................      537,394      (331,257)     (614,547)    (783,976)    (649,795)
   Net change in unrealized appreciation (depreciation) on
    investments and foreign currency translations...........    1,001,393     2,717,374       709,996    1,277,778     (114,950)
                                                              -----------   -----------   -----------   ----------   ----------
   Net increase (decrease) in net assets resulting from
    operations..............................................    1,562,362     2,389,219       200,529      488,660     (747,665)
 Distributions:
   From net investment income...............................      (25,069)           --            --           --           --
   From net realized gains..................................   (1,668,898)           --            --           --           --
 Capital share transactions:
   Net contributions from affiliated life insurance
    companies...............................................    3,936,595    11,917,436    15,415,372    9,196,605    8,820,924
                                                              -----------   -----------   -----------   ----------   ----------
    Total increase in net assets............................    3,804,990    14,306,655    15,615,901    9,685,265    8,073,259
NET ASSETS
 Beginning of period........................................    8,361,989            --            --           --           --
                                                              -----------   -----------   -----------   ----------   ----------
 End of Period..............................................  $12,166,979   $14,306,655   $15,615,901   $9,685,265   $8,073,259
                                                              ===========   ===========   ===========   ==========   ==========

* Commencement of operations was May 4, 1998.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Financial Highlights

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                         GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                  01/01/99
                                                        TO     01/01/98  01/01/97   01/01/96   01/01/95   01/01/94
                                                  06/30/99          TO         TO         TO         TO         TO
                                                 (UNAUDITED)   12/31/98  12/31/97   12/31/96   12/31/95   12/31/94
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........       $18.82     $19.46    $18.10     $16.36     $14.00      $14.09
                                                   -------     -------   -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................         .13         .27       .35        .46        .47        .43
Net realized and unrealized gain (loss) on
 investments..................................        1.32        1.97      3.49       2.54       3.41       (.10)
                                                   -------     -------   -------    -------    -------    -------
   Total from investment operations...........        1.45        2.24      3.84       3.00       3.88        .33
                                                   -------     -------   -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income.......................................        (.06)       (.29)     (.38)      (.48)      (.46)      (.41)
Dividends to shareholders from net capital
 gains........................................        (.37)      (2.59)    (2.10)      (.78)     (1.06)      (.01)
                                                   -------     -------   -------    -------    -------    -------
   Total distributions........................        (.43)      (2.88)    (2.48)     (1.26)     (1.52)      (.42)
                                                   -------     -------   -------    -------    -------    -------
Net asset value, end of period................      $19.84      $18.82    $19.46     $18.10     $16.36      $14.00
                                                   =======     =======   =======    =======    =======    =======
   Total return...............................        7.88%(2)   13.70%    24.32%     19.58%     30.39%      2.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..............     332,596     315,299   267,389    198,948    161,899    115,191
Ratios of expenses to average net assets(1)
 (annualized).................................         .47%        .46%      .43%       .50%       .61%       .63%
Ratios of net investment income to average net
 assets(annualized)...........................        1.34%       1.53%     2.01%      2.80%      3.20%      3.10%
Portfolio turnover............................          10%         30%      108%        72%        61%        63%
------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Growth Portfolio before reimbursement of expense by affiliated insurance company for the period ended June 30, 1999, and the years ended December 31, 1998, 1997, 1996, 1995, and 1994 were as follows:
     0.47%, 0.47%, 0.43%, 0.50%, 0.61% and 0.67% respectively.

(2.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                      MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                01/01/99
                                                      TO      01/01/98   01/01/97   01/01/96   01/01/95   01/01/94
                                                06/30/99            TO         TO         TO         TO         TO
                                                (UNAUDITED)   12/31/98   12/31/97   12/31/96   12/31/95   12/31/94
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........      $1.00      $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                  ------       ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................       .02          .05        .05        .05        .05        .04
                                                  ------       ------     ------     ------     ------     ------
    Total from investment operations..........       .02          .05        .05        .05        .05        .04
                                                  ------       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
  income......................................      (.02)        (.05)      (.05)      (.05)      (.05)      (.04)
                                                  ------       ------     ------     ------     ------     ------
    Total distributions.......................      (.02)        (.05)      (.05)      (.05)      (.05)      (.04)
                                                  ------       ------     ------     ------     ------     ------
Net asset value, end of period................     $1.00       $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                  ======       ======     ======     ======     ======     ======
    Total return..............................      2.29%(2)     5.29%      5.33%      5.15%      5.61%      3.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..............    99,649       91,453     64,339     54,197     34,165     21,040
Ratios of expenses to average net assets(1)
  (annualized)................................       .40%         .40%       .39%       .44%       .50%       .55%
Ratios of net investment income to average net
  assets (annualized).........................      4.58%        5.15%      5.21%      5.03%      5.47%      3.86%
------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Money Market Portfolio before reimbursement of expense by affiliated insurance company for the period ended June 30, 1999, and the years ended December 31, 1998, 1997, 1996, 1995 and 1994 were as follows: 0.40%, 0.42%, 0.39%, 0.44%, 0.50% and 0.59% respectively.

(2.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                              BOND PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                    01/01/99
                                                          TO      01/01/98   01/01/97   01/01/96   01/01/95   01/01/94
                                                    06/30/99            TO         TO         TO         TO         TO
                                                    (UNAUDITED)   12/31/98   12/31/97   12/31/96   12/31/95   12/31/94
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............     $11.22      $10.98     $10.67     $11.00     $ 9.73     $11.21
                                                      ------       ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................       .31          .63        .64        .63        .65        .62
Net realized and unrealized gain (loss) on
 investments......................................      (.72)         .25        .33       (.34)      1.27      (1.23)
                                                      ------       ------     ------     ------     ------     ------
   Total from investment operations...............      (.41)         .88        .97        .29       1.92       (.61)
                                                      ------       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income...........................................      (.15)        (.64)      (.66)      (.62)      (.65)      (.60)
Dividends to shareholders from net capital
 gains............................................      (.12)        (.00)      (.00)      (.00)      (.00)      (.27)
                                                      ------       ------     ------     ------     ------     ------
   Total distributions............................      (.27)        (.64)      (.66)      (.62)      (.65)      (.87)
                                                      ------       ------     ------     ------     ------     ------
Net asset value, end of period....................    $10.54       $11.22     $10.98     $10.67     $11.00     $ 9.73
                                                      ======       ======     ======     ======     ======     ======
   Total return...................................     (3.67)%(2)    8.22%      9.50%      2.86%    20.45%      (5.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..................    35,539       36,846     23,350     17,087     14,402     10,098
Ratios of expenses to average net assets(1)
 (annualized).....................................       .51%         .53%       .57%       .56%       .60%       .68%
Ratios of net investment income to average net
 assets (annualized)..............................      5.92%        6.03%      6.24%      6.08%      6.36%      6.14%
Portfolio turnover................................       148%         163%       105%       133%       206%       151%
----------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Bond Portfolio before reimbursement of expense by affiliated insurance company for the period ended June 30, 1999, and the years ended December 31, 1998, 1997, 1996, 1995 and 1994 were as follows:
     0.51%, 0.55%, 0.57%, 0.56%, 0.60% and 0.70% respectively.

(2.) Total returns for periods less than one year are not annualized.

See accompanying financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                            MANAGED PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                     01/01/99
                                                           TO     01/01/98   01/01/97   01/01/96   01/01/95   01/01/94
                                                     06/30/99           TO         TO         TO         TO         TO
                                                    (UNAUDITED)   12/31/98   12/31/97   12/31/96   12/31/95   12/31/94
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............      $17.68    $ 17.06    $ 14.68    $ 14.19    $ 11.94    $ 13.27
                                                      -------     -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................        .24         .54        .54        .51        .55        .53
Net realized and unrealized gain (loss) on
 investments......................................        .40        1.45       2.49       1.07       2.28       (.77)
                                                      -------     -------    -------    -------    -------    -------
   Total from investment operations...............        .64        1.99       3.03       1.58       2.83       (.24)
                                                      -------     -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income...........................................       (.13)       (.55)      (.53)      (.51)      (.57)      (.49)
Dividends to shareholders from net capital
 gains............................................       (.89)       (.82)      (.12)      (.58)      (.01)      (.60)
                                                      -------     -------    -------    -------    -------    -------
   Total distributions............................      (1.02)      (1.37)      (.65)     (1.09)      (.58)     (1.09)
                                                      -------     -------    -------    -------    -------    -------
Net asset value, end of period....................    $ 17.30      $17.68    $ 17.06    $ 14.68    $ 14.19    $ 11.94
                                                      =======     =======    =======    =======    =======    =======
   Total return...................................       3.81%(2)   12.54%     21.23%     11.88%     24.43%     (1.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..................     76,930      67,805     56,068     43,431     36,002     29,363
Ratios of expenses to average net assets(1)
 (annualized).....................................        .56%        .57%       .58%       .60%       .66%       .67%
Ratios of net investment income to average net
 assets (annualized)..............................       3.05%       3.22%      3.47%      3.68%      4.22%      4.34%
Portfolio turnover................................         87%        203%        99%       106%       130%        75%
----------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Managed Portfolio before reimbursement of expense by affiliated insurance company for the period ended June 30, 1999, and the years ended December 31, 1998, 1997, 1996, 1995 and 1994 were as follows:
     0.56%, 0.58%, 0.58%, 0.60%,0.66% and 0.73% respectively.

(2.) Total returns for periods less than one year are not annualized.

See accompanying financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                       AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                     01/01/99
                                                           TO     01/01/98   01/01/97   01/01/96   01/01/95   01/01/94
                                                     06/30/99           TO         TO         TO         TO         TO
                                                    (UNAUDITED)   12/31/98   12/31/97   12/31/96   12/31/95   12/31/94
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............      $21.91     $22.19     $18.52     $17.38     $15.45     $15.45
                                                      -------     -------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................        .05         .11        .17        .17        .20       (.01)
Net realized and unrealized gain (loss) on
 investments......................................       1.55        1.50       3.72       3.03       1.86        .01
                                                      -------     -------     ------     ------     ------     ------
   Total from investment operations...............       1.60        1.61       3.89       3.20       2.06        .00
                                                      -------     -------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income...........................................       (.11)       (.18)      (.18)      (.19)      (.00)      (.00)
Dividends to shareholders from net capital
 gains............................................      (2.83)      (1.71)      (.04)     (1.87)      (.13)      (.00)
                                                      -------     -------     ------     ------     ------     ------
   Total distributions............................      (2.94)      (1.89)      (.22)     (2.06)      (.13)      (.00)
                                                      -------     -------     ------     ------     ------     ------
Net asset value, end of period....................     $20.57      $21.91     $22.19     $18.52     $17.38     $15.45
                                                      =======     =======     ======     ======     ======     ======
   Total return...................................       8.57%(2)    7.99%     21.21%    21.00%      13.48%      0.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..................     59,803      56,495     48,574     34,098     23,822     15,430
Ratios of expenses to average net assets(1)
 (annualized).....................................        .56%        .61%       .63%      .68%        .76%       .86%
Ratios of net investment income to average net
 assets (annualized)..............................        .59%        .56%       .95%     1.14%       1.32%      (.10)%
Portfolio turnover................................         17%         41%        37%       47%         89%        60%
--------------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Growth Portfolio before reimbursement of expense by affiliated insurance company for the period ended June 30, 1999, and the years ended December 31, 1998, 1997, 1996, 1995 and 1994 were as follows:
     0.57%, 0.62%, 0.63%, 0.68%, .76% and 0.89%, respectively.

(2.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                         INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                     01/01/99
                                                           TO     01/01/98   01/01/97   01/01/96   01/01/95   01/01/94
                                                     06/30/99           TO         TO         TO         TO         TO
                                                    (UNAUDITED)   12/31/98   12/31/97   12/31/96   12/31/95   12/31/94
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............     $13.85      $13.61     $13.41     $12.86     $11.63     $11.87
                                                      -------     -------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................        .15         .15        .11        .11        .16        .05
Net realized and unrealized gain (loss) on
 investments......................................       1.13        1.14       1.08       1.23       1.45       (.02)
                                                      -------     -------     ------     ------     ------     ------
   Total from investment operations...............       1.28        1.29       1.19       1.34       1.61        .03
                                                      -------     -------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income...........................................       (.16)       (.10)      (.11)      (.16)      (.07)      (.03)
Dividends to shareholders from net capital
 gains............................................       (.81)       (.95)      (.88)      (.63)      (.31)      (.24)
                                                      -------     -------     ------     ------     ------     ------
   Total distributions............................       (.97)      (1.05)      (.99)      (.79)      (.38)      (.27)
                                                      -------     -------     ------     ------     ------     ------
Net asset value, end of period....................     $14.16      $13.85     $13.61     $13.41     $12.86     $11.63
                                                      =======     =======     ======     ======     ======     ======
   Total return...................................       9.79%(2)   10.13%      9.66%     10.89%     14.31%       .26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..................     74,755      71,363     62,513     50,955     36,642     26,212
Ratios of expenses to average net assets(1)
 (annualized).....................................        .97%       1.00%      1.02%      1.05%      1.15%      1.32%
Ratios of net investment income to average net
 assets (annualized)..............................       2.01%       1.18%      1.13%      1.08%      1.21%       .76%
Portfolio turnover................................         18%         37%        37%        35%        45%        32%
--------------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the International Portfolio before reimbursement of expense by affiliated insurance company for the period ended June 30, 1999, and the years ended December 31, 1998, 1997, 1996, 1995 and 1994 were as follows: 1.00%, 1.00%, 1.02%, 1.05%, 1.15% and 1.32% respectively.
(2.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                     SENTINEL GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                                                           01/01/99
                                                                 TO        01/01/98   01/01/97   03/18/96(2)
                                                           06/30/99              TO         TO         TO
                                                          (UNAUDITED)      12/31/98   12/31/97   12/31/96
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...................       $13.43       $14.59      $11.14     $10.00
                                                           --------       -------     -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................         .01           .03         .04        .05
Net realized and unrealized gain (loss) on
  investments..........................................        2.02          1.76        3.47       1.09
                                                           --------       -------     -------    -------
    Total from investment operations...................        2.03          1.79        3.51       1.14
                                                           --------       -------     -------    -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income...        (.03)         (.04)       (.05)      (.00)
Dividends to shareholders from net capital gains.......        (.59)        (2.91)       (.01)      (.00)
                                                           --------       -------     -------    -------
    Total distributions................................        (.62)        (2.95)       (.06)      (.00)
                                                           --------       -------     -------    -------
Net asset value, end of period.........................      $14.84        $13.43      $14.59     $11.14
                                                           ========       =======     =======    =======
    Total return.......................................       15.79%(3)     15.98%      31.58%     11.40%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000).......................      15,239        12,167       8,362      5,664
Ratios of expenses to average net assets(1)
  (annualized).........................................         .71%          .82%        .90%       .90%
Ratios of net investment income to average net assets
  (annualized).........................................         .14%          .23%        .36%       .57%
Portfolio turnover.....................................          56%           87%        155%        75%
-------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Sentinel Growth Portfolio before reimbursement of expense by affiliated insurance company for the period ended June 30, 1999, and the years ended December 31, 1998, 1997 and 1996 were as follows:
     0.70%, 0.83%, 1.35% and 1.51%, respectively.
(2.) Commencement of operations.
(3.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                           LARGE CAP                    LARGE CAP
                                                             GROWTH                       VALUE
                                                           PORTFOLIO                    PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                                                     01/01/99                    01/01/99
                                                        TO        05/04/98(2)       TO        05/04/98(2)
                                                     06/30/99         TO         06/30/99         TO
                                                    (UNAUDITED)    12/31/98     (UNAUDITED)    12/31/98
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.............      $11.77        $10.00         $9.90        $10.00
                                                      -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).....................        (.01)          .00           .04           .07
Net realized and unrealized gain (loss) on
  investments....................................        1.50          1.77           .85          (.17)
                                                      -------       -------       -------       -------
    Total from investment operations.............        1.49          1.77           .89          (.10)
                                                      -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
  income.........................................        (.00)         (.00)         (.07)         (.00)
Dividends to shareholders from net capital
  gains..........................................        (.00)         (.00)         (.00)         (.00)
                                                      -------       -------       -------       -------
    Total distributions..........................        (.00)         (.00)         (.07)         (.00)
                                                      -------       -------       -------       -------
Net asset value, end of period...................      $13.26        $11.77        $10.72         $9.90
                                                      =======       =======       =======       =======
    Total return.................................       12.68%(3)     17.70%(3)      9.01%(3)     (1.00)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000).................      26,547        14,307        23,565        15,616
Ratios of expenses to average net assets(1)
  (annualized)...................................         .87%          .90%          .89%          .95%
Ratios of net investment income to average net
  assets (annualized)............................         .07%          .04%         1.04%         1.31%
Portfolio turnover...............................          47%           64%           27%           39%
-------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Large Cap Growth Portfolio and the Large Cap Value
     Portfolio before reimbursement of expense by affiliated insurance company for the periods ended June 30, 1999 and December 31, 1998 were as follows:
     0.89%, 0.92%, 0.93%, 0.97%, (annualized), respectively.
(2.) Commencement of operations.
(3.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Financial Highlights -- Concluded

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                          SMALL CAP                    SMALL CAP
                                                           GROWTH                        VALUE
                                                          PORTFOLIO                    PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                                                     01/01/99                    01/01/99
                                                        TO        05/04/98(2)       TO        05/04/98(2)
                                                     06/30/99         TO         06/30/99         TO
                                                    (UNAUDITED)    12/31/98     (UNAUDITED)    12/31/98
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.............       $9.80        $10.00         $8.25        $10.00
                                                      -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).....................        (.02)         (.01)          .01           .02
Net realized and unrealized gain (loss) on
  investments....................................        2.62          (.19)         (.10)        (1.77)
                                                      -------       -------       -------       -------
    Total from investment operations.............        2.60          (.20)         (.09)        (1.75)
                                                      -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
  income.........................................        (.00)         (.00)         (.02)         (.00)
Dividends to shareholders from net capital
  gains..........................................        (.00)         (.00)         (.00)         (.00)
                                                      -------       -------       -------       -------
    Total distributions..........................        (.00)         (.00)         (.02)         (.00)
                                                      -------       -------       -------       -------
Net asset value, end of period...................      $12.40         $9.80         $8.14         $8.25
                                                      =======       =======       =======       =======
    Total return.................................       26.63%(3)     (2.00)%(3)     (1.12)%(3)    (17.50)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000).................      19,046         9,685        10,835         8,073
Ratios of expenses to average net assets(1)
  (annualized)...................................        1.11%         1.24%         1.22%         1.28%
Ratios of net investment income to average net
  assets (annualized)............................        (.54)%        (.14)%         .33%          .48%
Portfolio turnover...............................         .68%           82%           46%           38%
-------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Small Cap Growth Portfolio and the Small Cap Value
     Portfolio before reimbursement of expense by affiliated insurance company for the periods ended June 30, 1999 and December 31, 1998 were as follows:
     1.14%, 1.25%, 1.25% and 1.36% (annualized), respectively.
(2.) Commencement of operations.
(3.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, June 30, 1999
(Unaudited)

--------------------------------------------------------------------------------

1. ORGANIZATION

The Market Street Fund, Inc. (Fund) is registered as an open-end diversified management company under the Investment Company Act of 1940, as amended. As a "series" type of mutual fund, the Fund issues separate classes (or series) of stock currently consisting of the Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio, and Small Cap Value Portfolio. The Fund serves as an investment medium for modified premium and flexible premium adjustable variable life insurance policies and individual flexible premium deferred variable annuity contracts (Policies) issued by Provident Mutual Life Insurance Company (PMLIC) and for flexible premium deferred variable annuity contracts issued by Providentmutual Life and Annuity Company of America (PLACA) and policies issued by National Life Insurance Company of Vermont (NLICV). The Fund also serves as the investment medium for single premium and scheduled premium variable life insurance policies which are no longer being issued.

2. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Valuation of Investments

Bonds are carried at market value based on the last bid price on a national securities exchange or on quoted prices from a third-party pricing service. Investments in common and preferred stocks primarily traded on recognized U.S. or foreign securities exchanges are valued at the last sale price on exchanges on the last business day of the period, or, if there was no sale, at the last bid price on that day. Short-term investments with maturities of less than 60 days and Money Market Portfolio investments are valued at amortized cost which approximates market value.

  Investments

Security transactions are accounted for on the trade date. The cost of investment securities sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

  Dollar Rolls

The Bond and Managed Portfolios may enter into dollar rolls in which the Portfolio sells securities for delivery and simultaneously contracts to repurchase the same security at a fixed price on a specified future date. During the roll period the Portfolio forgoes accrued interest paid on the securities. The Portfolio will be compensated by the interest earned on the cash proceeds of the initial sale (which are invested in short-term investments) and by the lower repurchase price at the future date (the "drop"). The drop, which is recorded as deferred income, is amortized over the period between the trade date and the settlement date. All realized gains are recorded at the

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

beginning of each roll. A portfolio engages in dollar rolls for the purpose of enhancing its yield. Dollar Rolls involve a risk of loss if the value of the security to be repurchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Portfolio's other assets. The balance of dollar rolls outstanding during the period ended June 30, 1999 was $3,440,747 in the Bond Portfolio and $6,651,486 in the Managed Portfolio.

  Foreign Currency Translations

Foreign currency amounts are translated into U.S. Dollars on the following bases:

   (i) Market value of investment securities, assets and liabilities, at the daily rate of exchange;

   (ii) Purchases and sales of investment securities, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon settlement;

   (iii) Income and expenses, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon ultimate receipt or disbursement.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the lack of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund does not isolate that portion of the results of operations derived from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Dividends to Shareholders

Dividends of investment income of the Money Market Portfolio are declared daily and paid monthly. The Growth Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio, and Small Cap Value Portfolio declare and pay dividends of investment income annually. For all Portfolios, distributions of capital gains are declared and paid annually.

  Federal Income Taxes

No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income taxes.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

Investment advisory agreements have been approved, whereby Sentinel Advisors Company (SAC), a Vermont General Partnership, is adviser for the Growth, Money Market, Bond, Managed, Aggressive Growth, Common Stock and Sentinel Growth Portfolios. With respect to the Growth Portfolio, SAC is compensated monthly at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30%

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

of net assets in excess of $40 million. SAC is compensated monthly at an effective annual rate of 0.25% of the average daily net assets of the Money Market Portfolio. With respect to the Bond Portfolio, SAC is compensated monthly at the effective annual rate of 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of net assets in excess of $100 million. With respect to the Managed Portfolio, SAC is compensated monthly at the effective annual rate of 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of net assets in excess of $100 million. With respect to the Aggressive Growth Portfolio, SAC is compensated monthly at the effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of net assets in excess of $40 million. With respect to the Sentinel Growth Portfolio, SAC is compensated monthly at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of the net assets in excess of $40 million. Provident Mutual Investment Management Co. (PIMC) is the adviser for the International, Large Cap Growth, Large Cap Value, Small Cap Growth, and Small Cap Value Portfolios. With respect to the Large Cap Growth Portfolio and the Large Cap Value Portfolio, PIMC is compensated monthly at an effective annual rate of 0.70% of the average daily net assets. With respect to the Small Cap Growth Portfolio and the Small Cap Value Portfolio, PIMC is compensated monthly at an effective annual rate of 0.90% of the average daily net assets. With respect to the International Portfolio, PIMC is compensated monthly at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of assets in excess of $500 million.

PMLIC agrees to reimburse the Growth, Money Market, Bond, Managed, Aggressive Growth, Large Cap Growth, Large Cap Value, Small Cap Growth, and Small Cap Value Portfolios for operating expenses, excluding investment advisory fees, and costs of litigation and indemnification not covered by insurance, in excess of an annual rate of 0.40% of the average daily net asset values. The International Portfolio is reimbursed for such expenses in excess of an annual rate of 0.75% of the average daily net asset value. NLICV agrees to reimburse Sentinel Growth Portfolio for operating expenses, excluding investment advisory fees and costs of litigation and indemnification not covered by insurance, in excess of an annual rate of .40% of the average net asset values.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

4. NET ASSETS

At June 30, 1999, the Portfolios' net assets consisted of:

                                                                 MONEY
                                                  GROWTH        MARKET         BOND         MANAGED
                                                PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------------------
Net contribution from shareholders...........  $245,331,815   $99,649,459   $36,103,874   $60,512,099
Undistributed net investment income..........     2,141,172            --     1,049,756     1,070,689
Undistributed net realized gain..............     8,764,510            --            --       991,385
Accumulated loss on investment
 transactions................................            --          (101)     (411,978)           --
Net unrealized appreciation (depreciation) on
 investments and foreign currency............    76,358,251            --    (1,202,517)   14,355,340
                                               ------------   -----------   -----------   -----------
                                               $332,595,748   $99,649,358   $35,539,135   $76,929,513
                                               ============   ===========   ===========   ===========

                                               AGGRESSIVE                     SENTINEL
                                                 GROWTH      INTERNATIONAL     GROWTH
                                                PORTFOLIO      PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
Net contribution from shareholders...........  $48,829,401    $63,113,497    $11,549,849
Undistributed net investment income..........      158,264        712,404          9,074
Undistributed net realized gain..............    1,729,499      3,575,516      1,512,242
Accumulated loss on investment
 transactions................................           --             --             --
Net unrealized appreciation (depreciation) on
 investments and foreign currency............    9,085,412      7,353,984      2,167,880
                                               -----------    -----------    -----------
                                               $59,802,576    $74,755,401    $15,239,045
                                               ===========    ===========    ===========

                                                LARGE CAP     LARGE CAP     SMALL CAP     SMALL CAP
                                                 GROWTH         VALUE        GROWTH         VALUE
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------
Net contribution from shareholders...........  $22,024,760   $21,856,027   $15,541,952   $11,486,934
Undistributed net investment Income (loss)...       (7,039)       92,818       (34,700)       13,548
Undistributed net realized gain..............      966,422            --       606,928            --
Accumulated loss on investment
 transactions................................           --      (266,722)           --    (1,284,084)
Net unrealized appreciation (depreciation) on
 investments and foreign currency............    3,562,439     1,883,103     2,931,664       618,310
                                               -----------   -----------   -----------   -----------
                                               $26,546,582   $23,565,226   $19,045,844   $10,834,708
                                               ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

5. PURCHASES AND SALES OF INVESTMENTS (EXCLUDING SHORT-TERM SECURITIES)

Purchases and proceeds on sales of investments for the portfolios, for the period ended June 30, 1999, were as follows:

                                                                MONEY                                  AGGRESSIVE
                                                 GROWTH        MARKET         BOND         MANAGED       GROWTH     INTERNATIONAL
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
PURCHASES
U.S. Gov't Obligations.......................  $        --   $        --   $27,733,192   $51,517,940   $       --    $        --
Corporate Bonds..............................           --            --    24,719,974     8,567,095           --             --
Common and Preferred Stock...................   30,944,998            --            --     7,086,988    8,692,119     12,607,776
                                               -----------   -----------   -----------   -----------   ----------    -----------
Total Purchases..............................  $30,944,998            --   $52,453,166   $67,172,023   $8,692,119    $12,607,776
                                               ===========   ===========   ===========   ===========   ==========    ===========
SALES
U.S. Gov't Obligations.......................  $        --   $        --   $28,870,394   $47,549,896   $       --    $        --
Corporate Bonds..............................           --            --    21,074,129     7,225,370           --             --
Common and Preferred Stock...................   33,630,956            --            --     4,915,355    9,373,664     13,768,875
                                               -----------   -----------   -----------   -----------   ----------    -----------
Total Sales..................................  $33,630,956            --   $49,944,523   $59,690,621   $9,373,664    $13,768,875
                                               ===========   ===========   ===========   ===========   ==========    ===========

                                                SENTINEL     LARGE CAP     LARGE CAP     SMALL CAP    SMALL CAP
                                                 GROWTH       GROWTH         VALUE        GROWTH        VALUE
                                               PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
----------------------------------------------------------------------------------------------------------------
PURCHASES
U.S. Gov't Obligations.......................  $       --   $        --   $        --   $        --   $       --
Corporate Bonds..............................          --            --            --            --           --
Common and Preferred Stock...................   8,450,704    18,048,919    10,905,698    13,597,033    6,438,251
                                               ----------   -----------   -----------   -----------   ----------
Total Purchases..............................  $8,450,704   $18,048,919   $10,905,698   $13,597,033   $6,438,251
                                               ==========   ===========   ===========   ===========   ==========
SALES
U.S. Gov't Obligations.......................  $       --   $        --   $        --   $        --   $       --
Corporate Bonds..............................          --            --            --            --           --
Common and Preferred Stock...................   7,128,275     8,680,001     4,779,421     8,264,738    3,603,425
                                               ----------   -----------   -----------   -----------   ----------
Total Sales..................................  $7,128,275   $ 8,680,001   $ 4,779,421   $ 8,264,738   $3,603,425
                                               ==========   ===========   ===========   ===========   ==========

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

6. TAX BASIS OF INVESTMENTS

Investment information based on the cost of the securities for Federal income tax purposes held at June 30, 1999 is as follows:

                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Aggregate gross unrealized appreciation...  $ 79,827,003   $         --   $    70,555   $15,114,780   $11,998,814    $12,702,128
Aggregate gross unrealized depreciation...    (3,468,752)            --    (1,273,072)     (759,440)   (2,913,403)    (5,412,417)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net unrealized appreciation
 (depreciation)...........................  $ 76,358,251   $         --   $(1,202,517)  $14,355,340   $ 9,085,411    $ 7,289,711
                                            ============   ============   ===========   ===========   ===========    ===========
Aggregate cost of securities for federal
 income tax purposes......................  $255,674,429   $100,423,368   $39,556,490   $69,085,512   $50,541,148    $66,778,656
                                            ============   ============   ===========   ===========   ===========    ===========
Capital loss carryover (available to
 offset possible future gains). The
 carryover expires as follows: Money
 Market Portfolio -- $57 in 2005..........  $         --   $         57   $        --   $        --   $        --    $        --
                                            ============   ============   ===========   ===========   ===========    ===========

                                                SENTINEL      LARGE CAP     LARGE CAP     SMALL CAP     SMALL CAP
                                                 GROWTH        GROWTH         VALUE        GROWTH         VALUE
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------
Aggregate gross unrealized appreciation......  $ 2,511,123   $ 4,128,762   $ 2,415,055   $ 3,433,193   $ 1,063,388
Aggregate gross unrealized depreciation......     (343,243)     (566,323)     (539,643)     (572,210)     (495,731)
                                               -----------   -----------   -----------   -----------   -----------
Net unrealized appreciation (depreciation)...  $ 2,167,880   $ 3,562,439   $ 1,875,412   $ 2,860,983   $   567,657
                                               ===========   ===========   ===========   ===========   ===========
Aggregate cost of securities for federal
 income tax purposes.........................  $13,039,024   $23,156,646   $21,677,883   $16,628,588   $10,551,251
                                               ===========   ===========   ===========   ===========   ===========
Capital loss carryover (available to offset
 possible future gains). The carryover
 expires as follows:
 Large Cap Growth -- $331,257 in 2006; Large
   Cap Value -- $606,858 in 2006; Small Cap
   Growth -- $713,295 in 2006; Small Cap
   Value -- $599,117 in 2006.................  $        --   $   331,257   $   606,858   $   713,295   $   599,117
                                               ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, June 30, 1999 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

7. AUTHORIZED CAPITAL STOCK AND CAPITAL STOCK TRANSACTIONS

On June 30, 1999, there were 1.2 billion shares of $0.01 par value capital stock authorized for the Fund. The shares of capital stock are divided into eleven series: Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio. The Growth Portfolio consists of 75 million shares, the Money Market Portfolio consists of 150 million shares; each of the four All Pro Series Portfolios consist of 50 million shares and each of the other series consists of 5 million shares.

On June 30, 1999, Provident Mutual Life Insurance Company owned 0 shares of Large Cap Growth, 976,130 shares of Large Cap Value, 244,088 shares of Small Cap Growth and 400,853 shares of Small Cap Value.

Transactions in capital stock for the period ended June 30, 1999 were as follows:

                                 GROWTH PORTFOLIO           MONEY MARKET PORTFOLIO          BOND PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                               SHARES        AMOUNT         SHARES         AMOUNT        SHARES      AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold................     675,518   $ 12,888,624    107,144,602   $ 107,144,602    526,181   $ 5,652,994
Shares redeemed............  (1,051,529)   (20,003,155)  (101,164,077)   (101,164,077)  (521,110)   (5,629,209)
Shares reinvested..........     390,679      7,243,192      2,215,955       2,215,955     83,209       905,319
                             ----------   ------------   ------------   -------------   --------   -----------
Net contributions from
 affiliated insurance
 companies.................      14,668   $    128,661      8,196,480   $   8,196,480     88,280   $   929,104
                             ==========   ============   ============   =============   ========   ===========

                               MANAGED PORTFOLIO
---------------------------  ----------------------
                              SHARES      AMOUNT
---------------------------  ----------------------
Shares sold................   791,591   $13,558,308
Shares redeemed............  (413,594)   (7,005,532)
Shares reinvested..........   233,644     3,906,534
                             --------   -----------
Net contributions from
 affiliated insurance
 companies.................   611,641   $10,459,310
                             ========   ===========

                                                             AGGRESSIVE GROWTH          INTERNATIONAL          SENTINEL GROWTH
                                                                 PORTFOLIO                PORTFOLIO               PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                            SHARES      AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold..............................................   273,632   $ 5,116,868    271,926   $ 3,585,611    93,933   $1,293,763
Shares redeemed..........................................  (347,050)   (6,373,289)  (524,611)   (6,917,916)  (16,246)    (226,464)
Shares reinvested........................................   403,285     7,577,720    380,631     4,986,269    43,352      560,968
                                                           --------   -----------   --------   -----------   -------   ----------
Net contributions from affiliated insurance companies....   329,867   $ 6,321,299    127,946   $ 1,653,964   121,039   $1,628,267
                                                           ========   ===========   ========   ===========   =======   ==========

                                     LARGE CAP                 LARGE CAP                SMALL CAP                SMALL CAP
                                  GROWTH PORTFOLIO          VALUE PORTFOLIO          GROWTH PORTFOLIO         VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                               SHARES        AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold.................  1,747,006   $ 22,340,293    768,257   $ 7,908,736    765,798   $ 8,723,565    628,139   $ 4,794,585
Shares redeemed.............   (960,546)   (12,236,071)  (156,846)   (1,573,161)  (217,889)   (2,373,076)  (277,509)   (2,145,630)
Shares reinvested...........        258          3,102     10,603       105,080          0             0      2,087        17,055
                              ---------   ------------   --------   -----------   --------   -----------   --------   -----------
Net contributions from
 affiliated insurance
 companies..................    786,718   $ 10,107,324    622,014   $ 6,440,655    547,909   $ 6,350,489    352,717   $ 2,666,010
                              =========   ============   ========   ===========   ========   ===========   ========   ===========

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

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, June 30, 1999 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

Transactions in capital stock for the year ended December 31, 1998 were as follows:

                                 GROWTH PORTFOLIO           MONEY MARKET PORTFOLIO          BOND PORTFOLIO
---------------------------------------------------------------------------------------------------------------
                               SHARES        AMOUNT         SHARES         AMOUNT        SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold................   1,837,947   $ 32,406,592    165,155,447   $ 165,155,447   1,435,423   $15,864,807
Shares redeemed............  (1,249,358)   (22,097,256)  (142,035,980)   (142,035,980)   (417,928)   (4,628,289)
Shares reinvested..........   2,418,983     40,098,617      3,994,543       3,994,543     140,681     1,555,386
                             ----------   ------------   ------------   -------------   ---------   -----------
Net contributions from
 affiliated insurance
 companies.................   3,007,572   $ 50,407,953     27,114,010   $  27,114,010   1,158,176   $12,791,904
                             ==========   ============   ============   =============   =========   ===========

                               MANAGED PORTFOLIO
---------------------------  ----------------------
                              SHARES      AMOUNT
---------------------------  ----------------------
Shares sold................   623,703   $10,481,421
Shares redeemed............  (360,939)   (6,051,923)
Shares reinvested..........   285,692     4,640,106
                             --------   -----------
Net contributions from
 affiliated insurance
 companies.................   548,456   $ 9,069,604
                             ========   ===========

                                                             AGGRESSIVE GROWTH          INTERNATIONAL          SENTINEL GROWTH
                                                                 PORTFOLIO                PORTFOLIO               PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                            SHARES      AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold..............................................   493,256   $10,260,111    796,247   $10,834,572   240,467   $2,911,418
Shares redeemed..........................................  (309,019)   (6,350,296)  (615,500)   (8,284,431)  (56,545)    (668,790)
Shares reinvested........................................   205,061     4,131,983    378,012     4,819,514   148,986    1,693,967
                                                           --------   -----------   --------   -----------   -------   ----------
Net contributions from affiliated insurance companies....   389,298   $ 8,041,798    558,759   $ 7,369,655   332,908   $3,936,595
                                                           ========   ===========   ========   ===========   =======   ==========

                                    LARGE CAP                 LARGE CAP                 SMALL CAP                SMALL CAP
                                GROWTH PORTFOLIO           VALUE PORTFOLIO          GROWTH PORTFOLIO          VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold................  1,711,101   $17,230,972   1,685,241   $16,459,222   1,153,905   $10,747,921   1,084,795   $9,720,129
Shares redeemed............   (495,712)   (5,313,536)   (108,503)   (1,043,850)   (165,750)   (1,551,316)   (105,824)    (899,205)
Shares reinvested..........          0             0           0             0           0             0           0            0
                             ---------   -----------   ---------   -----------   ---------   -----------   ---------   ----------
Net contributions from
 affiliated insurance
 companies.................  1,215,389   $11,917,436   1,576,738   $15,415,372     988,155   $ 9,196,605     978,971   $8,820,924
                             =========   ===========   =========   ===========   =========   ===========   =========   ==========

8. PRINCIPAL UNDERWRITER

1717 Capital Management Company serves, without compensation, as the principal underwriter for sale of the Fund shares to the Accounts. 1717 Capital Management Company is an indirect wholly-owned subsidiary of PMLIC.

    Form 16170 6.99

             [provident mutual logo]

             [provident mutual logo]